As filed with the Securities and Exchange Commission on July 1, 2016

Securities Act Registration No. 33-41692

Investment Company Act Registration No. 811-06351

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 43	☒

and/or

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 45	☒

(Check appropriate box or boxes)

GREEN CENTURY FUNDS*

(Exact Name of Registrant as Specified in Charter)

114 State Street, Suite 200

Boston, Massachusetts 02109

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: 617-482-0800

Kristina A. Curtis, Green Century Capital Management, Inc.

114 State Street, Suite 200, Boston, Massachusetts 02109

(Name and Address of Agent for Service)

Copy to:

Constance Dye Shannon, UMB Fund Services, Inc.

235 West Galena Street, Milwaukee, Wisconsin 53212

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☐	on (date) pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(i)
☐	on (date) pursuant to paragraph (a)(i)
☐	75 days after filing pursuant to paragraph (a)(ii)
☒	on September 30, 2016 pursuant to paragraph (a)(ii) of Rule 485.

If appropriate, check the following box:

☐	this Post-Effective Amendment designates a new effective date for a previously filed Post-Effective Amendment.

*	This filing relates solely to Green Century MSCI International Index Fund, a new series of the Registrant.

Prospectus

The information in this Prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

September 30, 2016

MSCI International Index Fund

Individual Investor Class: GC    X

Institutional Class: GC    X

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

GREEN CENTURY MSCI INTERNATIONAL INDEX FUND SUMMARY SECTION

Investment Objective

The Green Century MSCI International Index Fund (the Green Century International Index Fund or the International Index Fund or the Fund) seeks to achieve long-term total return which matches the performance of an index comprised of the stocks of foreign companies selected based on environmental, social and governance criteria.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Individual Investor Class	Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Redemption Fee (as a percentage of an amount redeemed within 60 days of purchase)	2.00%	2.00%
Wire Redemption Fee/Overnight Delivery Fee (if such services are requested)	$10/$15	$10/$15
Exchange Fee	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.28%	0.28%
Distribution (12b-1) Fees	None	None
Other Expenses:
Administrative Fees	1.00%	0.70%
Other Fees	None	None
Total Annual Fund Operating Expenses	1.28%	0.98%

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. This example assumes that: (1) you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods; (2) your investment has a 5% return each year; and (3) the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years
Individual Investor Class	$130	$406
Institutional Class	$100	$312

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the International Index Fund is a newly-formed fund that has yet to commence operations, no prior fiscal year turnover rate is available.

Principal Investment Strategies

The Fund invests substantially all of its assets in the common stocks which make up the MSCI World ex USA SRI ex Fossil Fuels Index (the World ex USA SRI ex Fossil Fuels Index or the Index), a custom index calculated by MSCI, Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts.

Companies for the World ex USA SRI Index are identified based on a review of ESG ratings; the World ex USA SRI Index is composed of companies with high ESG ratings. In constructing the World ex USA SRI Index, MSCI ESG Research analyzes a company’s commitment to sustainability across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. This strategy directs concerned investors’ dollars towards companies that demonstrate a commitment to meeting the social and environmental needs of the present without compromising the quality of life of future generations and away from companies that flout basic standards for environmental and social responsibility and governance.

Green Century believes that those companies which pursue the least environmentally sound practices are at the greatest risk of brand and reputational damage and long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result. Green Century also believes that the use of ESG ratings creates an incentive for companies to become more sustainable.

Companies involved in industries that may impose substantial risks and/or costs on society are evaluated based on their level of involvement, their social and environmental impact and their governance practices. The International Index Fund does not invest in, and the World ex USA SRI ex Fossil Fuels Index excludes, companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves. Companies determined to have significant business involvement in the following will not be included in the World ex USA SRI ex Fossil Fuels Index: genetically modified organisms (GMOs), firearms, military weapons, nuclear power, alcohol, tobacco, adult entertainment and gambling.

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The Fund buys and sells stocks so that the composition of its securities holdings will correspond, to the extent reasonably practicable, to the composition of securities in the World ex USA SRI ex Fossil Fuels Index. The weightings of the stocks in the World ex USA SRI ex Fossil Fuels Index are based on float-adjusted market capitalizations, which means the largest companies comprise a higher percentage of the World ex USA SRI ex Fossil Fuels Index and the Index is more heavily weighted in large than in small companies. As of August 31, 2016, the World ex USA SRI ex Fossil Fuels Index included companies with market capitalizations between approximately $XXX and $YYY. To the extent practicable, the Fund will seek a correlation between the weightings of securities held by the Fund and the weightings of the securities of the World ex USA SRI ex Fossil Fuels Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The Fund’s ability to duplicate the performance of the World ex USA SRI ex Fossil Fuels Index will depend to some extent on the size and timing of cash flows into and out of the Fund as well as the Fund’s expenses. The Fund may use an optimization strategy to achieve its investment objective, which means that it may not always hold the same securities in the same proportions as the World ex USA SRI ex Fossil Fuels Index.

The Fund does not concentrate in a specific security or market sector. Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets in the component securities of the World ex USA SRI ex Fossil Fuels Index and may invest in American Depository Receipts, Global Depository Receipts and Euro Depository Receipts representing the component securities of the Index.

Principal Risks

You may lose money by investing in the Fund. As with any mutual fund, there can be no guarantee that the Fund will achieve its objective. The following is a summary description of certain risks of investing in the Fund:

Market Risk.    The values of securities held by the Fund may fall, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. Changes in market conditions will not typically have the same impact on all types of securities. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole. Financial markets in the United States, Europe and elsewhere have experienced increased volatility and lack of liquidity. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These market conditions may continue, worsen or spread. The U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. More recently, the Federal Reserve has reduced its market support activities. Further reduction or withdrawal of this support could negatively affect financial markets generally, raise interest rates, increase market volatility and reduce the value and liquidity of certain securities. Whether or not the Fund invests in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Fund’s investments may be negatively affected. In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact on the markets and the practical implications for market participants may not be fully known for some time. The Fund may

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experience a substantial or complete loss on any individual security. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Equity Securities Risk.    The Fund is heavily invested in stocks. Like all funds invested in stocks, the Fund’s share price will fluctuate daily depending on the performance of the companies that comprise the Fund’s investments, the general market and the economy overall. After you invest, the value of your shares may be less than what you paid for them.

Large Cap Companies Risk.    Large-cap companies may be unable to respond quickly to new competitive challenges such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. The large-cap companies in which the Fund invests may perform worse than the stock market as a whole.

Small- and Mid-Cap Companies Risk.    The Fund may be invested in small- and mid-cap companies which involve greater risk than investing in the stocks of larger, more established companies. Small- and mid-cap companies may lack the management experience, financial resources and product diversification of large companies and the frequency and volume of their trading may be less than that of larger companies. Therefore, securities of small- and mid-cap companies may be subject to wider and more erratic price fluctuations.

Risks of Non-U.S. Investments.    Investing in non-U.S. issuers or in securities of U.S. issuers with significant exposure to foreign markets may involve unique risks compared to investing in securities of U.S. issuers. These risks are more pronounced to the extent that the Fund invests significantly in one region or country. These risks may include different financial reporting practices and regulatory standards, less liquid trading markets, currency risks, changes in economic, political, regulatory and social conditions, sustained economic downturns, tax burdens, natural disasters, and investment and repatriation restrictions.

Index Fund Risk.    The Fund will invest in the stocks composing the World ex USA SRI ex Fossil Fuels Index regardless of how the Index is performing. It will not shift concentration from one industry to another, or from stocks to bonds or cash, in order to defend against a falling stock market. The Index may, at times, become focused in stocks of a particular sector, category or group of companies. Because the Fund seeks to track the World ex USA SRI ex Fossil Fuels Index, the Fund may underperform the overall stock market.

Non-Correlation Risk.    The performance of the Fund and of the World ex USA SRI ex Fossil Fuels Index may vary for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be able to be fully invested in the component securities of the Index. Any use of sampling techniques may affect the Fund’s ability to achieve close correlation with the Index.

Environmentally and Socially Responsible Investing Risk.    The Fund’s environmental, social and governance criteria limit the available investments compared with funds with no such criteria. Under certain economic

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conditions, this could cause the Fund’s investment performance to be worse or better than similar funds with no such criteria.

These and other risks are discussed in more detail in “Additional Information About the Funds’ Investment

Objectives, Strategies and Risks” in this Prospectus and in the Statement of Additional Information.

Performance

Because the Fund has not yet commenced operations, information related to Fund performance, including a bar chart showing annual returns, has not been included in this prospectus. The performance information provided by the Fund in the future will give some indication of the risks of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compare against those of a broad measure of market performance. For information on the Fund’s performance following the conclusion of its first and second month ends, please telephone 1-800-93-GREEN. For information on the Fund’s performance following the conclusion of its first calendar quarter end at December 31, 2016, please visit www.greencentury.com or telephone 1-800-93-GREEN Monday through Friday from 9:00 a.m. to 6:00 p.m. Eastern Time.

Management

Investment Adviser:    Green Century Capital Management, Inc.

Investment Subadviser:    Northern Trust Investments, Inc. (NTI)

Portfolio Managers:    Steven Santiccioli, Vice President, and Michael O’Connor, Vice President (portfolio managers since 2016).

Purchase and Sale of Fund Shares

You may purchase or redeem Fund shares by mail using one of the below addresses, online at www.greencentury.com/invest-with-us/open-account-online, by wire (instructions are available by calling 1-800-221-5519), or through a financial intermediary. Investors who have signed up to do so may redeem shares in any account by calling 1-800-221-5519, and may redeem non-retirement account shares online at https://greencentury.olaccess.com. Additional investments may be made online by investors who have signed up for online services.

Mail new account registration forms, subsequent investments, redemption requests and other correspondence to:	For registered, certified or overnight mail, send to:
Green Century Funds P.O. Box 588 Portland, ME 04112	Green Century Funds c/o Atlantic Fund Services Three Canal Plaza, Ground Floor Portland, ME 04101

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It is the Green Century Funds’ policy not to accept accounts that are an investment option of a government entity’s participant-directed plan or program, as defined in Rule 206(4)-5 of the Investment Advisors Act of 1940.

You may purchase or redeem shares of the Fund on any day the New York Stock Exchange is open.

Individual Investor Class:    The minimum initial purchase amount for a regular investment account is $2,500 or $1,000 for investors who wish to open an account with a $100 or more per month Automatic Investment Plan. The minimum initial purchase is $1,000 for Traditional IRAs, Roth IRAs, SEP-IRAs, SIMPLE IRAs, Coverdell Education Savings Accounts, and Uniform Gifts or Transfers to Minors Accounts (UGMA/UTMA). The Funds reserve the right to waive minimums.

The minimum additional purchase amount is $100 by check, wire or exchange and $50 by either an Automatic Investment Plan or online.

Institutional Class:    The minimum initial purchase amount is $250,000. The Funds reserve the right to waive minimums. Individuals as well as institutions who invest $250,000 or more may invest in the Institutional Class.

The minimum additional purchase amount is $100 by check, wire or exchange and $50 by either an Automatic Investment Plan or online.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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ADDITIONAL INFORMATION ABOUT THE FUND’S INVESTMENT OBJECTIVES, STRATEGIES AND RISKS

Founded by a partnership of non-profit environmental advocacy organizations, the Green Century Funds are an open- end, diversified, no-load family of environmentally conscious mutual funds. Green Century provides people who care about a clean, healthy planet the opportunity to use the clout of their investment dollars to encourage environmentally responsible corporate behavior.

THE GREEN CENTURY INTERNATIONAL INDEX FUND

The Green Century International Index Fund’s investment objective is to achieve long-term total return which matches the performance of an index of the stocks of foreign companies selected based on environmental, social and corporate governance criteria.

The International Index Fund invests substantially all of its assets in the common stocks which make up the World ex USA SRI ex Fossil Fuels Index, a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the World ex USA SRI Index), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI Index. The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a capitalization weighted index that provides exposure to companies with what MSCI calculates to have outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts. The World ex USA SRI ex Fossil Fuels Index is a capped version of the World ex USA SRI Index that limits company concentration by constraining the maximum weight of a company to 5% of the index.

The International Index Fund seeks to include corporations with the best overall sustainability records. In constructing the World ex USA SRI Index, MSCI ESG Research evaluates a company’s sustainability performance based on environmental, social and corporate governance factors. The World ex USA SRI Index also seeks to maintain broad sector representation. The weightings of the stocks comprising the World ex USA SRI Index are based upon float-adjusted market capitalization. The composition of the World ex USA SRI Index is reviewed on a regular basis in May and rebalanced in May, August, November and February. During the reviews, the companies that comprise the World ex USA SRI Index are evaluated to determine if any should be removed due to deteriorated environmental, social or governance performance. Existing constituents that do meet the eligibility criteria are retained in the World ex USA SRI Index. The criteria used in developing and maintaining both the World ex USA SRI Index and the World ex USA SRI ex Fossil Fuels Index involve subjective judgment by MSCI. The International Index Fund is not managed in the traditional investment sense, since changes in the composition of its securities holdings are made in order to track the changes in the composition of securities included in the World ex USA SRI ex Fossil Fuels Index.

The MSCI Global SRI Indexes, including the World ex USA SRI Index, are constructed by applying a combination of values based exclusions and a Best in Sector selection process to companies in the regional

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indexes that make up MSCI ACWI (All Country World Index), a global equity index consisting of developed and emerging market countries. After securities involved in GMOs, firearms, military weapons, nuclear power, alcohol, tobacco, adult entertainment and gambling are excluded, MSCI’s Best in Sector selection process is applied to the remaining eligible securities in the selection universe. The MSCI Global SRI Indexes target sector and region weights consistent with those of the underlying indexes. The methodology aims to include the securities of companies with the highest ESG ratings making up 25% of the market capitalization in each sector and region of the parent indexes. The selection universe for the MSCI Global SRI Indexes is the constituents of the MSCI Global Investable Market Indexes.

The International Index Fund may invest cash reserves in high quality short-term debt securities issued by agencies or instrumentalities of the United States Government, bankers’ acceptances, commercial paper, certificates of deposit, bank deposits or repurchase agreements provided that the issuer satisfies Green Century’s ESG criteria. The International Index Fund’s policy is to hold its assets in such securities pending readjustment of its holdings of stocks comprising the World ex USA SRI ex Fossil Fuels Index and in order to meet anticipated redemption requests. The International Index Fund may also invest in such securities for temporary defensive purposes. This may adversely affect the International Index Fund’s performance.

The International Index Fund buys and sells stocks periodically so that its holdings will correspond, to the extent reasonably practicable, to the World ex USA SRI ex Fossil Fuels Index. The timing and extent of adjustments in the holdings of the International Index Fund, and the extent of the correlation of the holdings of the International Index Fund with the World ex USA SRI ex Fossil Fuels Index, reflects the judgment of the International Index Fund’s Subadviser as to the appropriate balance between the goal of correlating the holdings of the International Index Fund with the composition of the World ex USA SRI ex Fossil Fuels Index, and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions from the International Index Fund. To the extent practicable, the International Index Fund will seek a correlation between the weightings of securities held by the International Index Fund and the weightings of the securities in the World ex USA SRI ex Fossil Fuels Index of 0.95 or better. A figure of 1.00 would indicate a perfect correlation. The International Index Fund’s ability to duplicate the performance of the World ex USA SRI ex Fossil Fuels Index will depend to some extent on the size and timing of cash flows into and out of the International Index Fund as well as the International Index Fund’s expenses. The Fund may use a representative sampling strategy to achieve its investment objective, which means that it may not always hold the same securities in the same proportions as the World ex USA SRI ex Fossil Fuels Index.

The Fund does not concentrate in a specific security, market sector or country. Under normal circumstances and as a matter of operating policy, the Fund will invest at least 80% of its assets the component securities of the World ex USA SRI ex Fossil Fuels Index and may invest in American Depository Receipts, Global Depository Receipts and Euro Depository Receipts representing the component securities of the Index. The Fund will provide shareholders with at least 60 days’ notice of any change to its 80% investment policy.

Foreign Securities.    The Fund invests substantially all its assets in foreign securities. The Fund may also invest in American Depositary Receipts (ADRs), in Global Depositary Receipts (GDRs) and Euro Depository Receipts with respect to such foreign securities.

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Foreign securities involve some special risks, such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value). Foreign investments must be made in compliance with U.S. and foreign currency restrictions and tax laws restricting the amounts and types of foreign investments.

Portfolio Turnover.    Purchases and sales are made for a portfolio whenever necessary, in management’s opinion, to meet its investment objective. Higher levels of activity result in higher transaction costs and may also result in higher taxable capital gains distributions to shareholders. Frequent changes in the International Index Fund’s holdings may result from the policy of attempting to correlate the International Index Fund’s securities holdings with the composition of the World ex USA SRI ex Fossil Fuels Index.

Investment Restrictions.    As a matter of fundamental investment policy which cannot be changed without shareholder approval, no more than 25% of the value of the Fund’s assets may be invested in any one industry (excluding U.S. Government securities) although the International Index Fund may and would invest more than 25% of its assets in an industry if stocks in that industry were to comprise more than 25% of the World ex USA SRI ex Fossil Fuels Index. An industry must represent 25% or more of the World ex USA SRI ex Fossil Fuels Index before the International Index Fund may invest more than 25% of its assets in that industry. If the International Index Fund were to concentrate its investments in a single industry, the International Index Fund would be more susceptible to risks associated with that industry than would a fund which was not so concentrated. In addition, as a matter of fundamental policy, the International Index Fund will invest all of its assets in one or more of: (i) stocks comprising an index of securities selected applying social and environmental criteria (currently the World ex USA SRI ex Fossil Fuels Index), (ii) short-term debt securities of issuers which meet social criteria, (iii) cash, and (iv) options on equity securities. These fundamental policies cannot be changed without the approval of the holders of a “majority of the outstanding voting securities” (as defined in the Investment Company Act of 1940, as amended) of the Fund. For further information on fundamental and non-fundamental policies and restrictions, see the Statement of Additional Information.

The investment objective of the International Index Fund is not fundamental and may be changed without the approval of the shareholders or investors if written notice is provided to shareholders prior to implementing the change. Because of the risks inherent in all investments, there can be no assurance that the objectives of the Fund will be met. Except as stated otherwise, all investment strategies, guidelines, policies and restrictions described here and in the Statement of Additional Information are non-fundamental and may be changed without the approval of shareholders.

Portfolio Holdings Disclosure.    The Fund has adopted policies and procedures which govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Fund. The Policies and Procedures for the Disclosure of the Green Century Funds’ Portfolio Holdings is included in the Statement of Additional Information.

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ENVIRONMENTALLY RESPONSIBLE INVESTING

Green Century Capital Management’s mission is to promote corporate environmental responsibility and to foster a sustainable economy. The three-prong strategy to achieve these goals:

•	Sponsor mutual funds which strive to invest in environmentally responsible and sustainable companies.
•	Advocate for more environmentally responsible policies and practices at major corporations.
•	Support the non-profit public interest and advocacy organizations that founded Green Century.

The International Index Fund invests in the stocks of the companies included in the World ex USA SRI ex Fossil Fuels Index, which is comprised of the companies of the World ex USA SRI Index minus the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves included in the World ex USA SRI Index. The World ex USA SRI Index is screened to include those companies with the best sustainability records. This strategy directs concerned investors’ dollars away from companies that flout basic standards for environmental and social responsibility and towards companies that demonstrate a commitment to meeting the social and environmental needs of the present without compromising the quality of life of future generations. Green Century believes this creates an incentive for companies to become better corporate citizens.

Green Century also believes that those companies which pursue the least environmentally sound practices are at the greatest long term risk of negative economic consequences, while those which strive to be more environmentally responsible may benefit financially as a result. Enterprises which exhibit a social awareness should be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be charged when a product or service is determined to be harmful or when the company itself behaves in an unethical manner. Green Century believes that over the long term such enterprises should be able to provide investors with a return that is competitive with enterprises that do not exhibit such social awareness.

In constructing the World ex USA SRI ex Fossil Fuels Index, MSCI ESG Research analyzes and rates each company’s environmental, social and governance performance. The ratings criteria capture a company’s sustainability performance by analyzing five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics.

Environmental performance criteria rate a company’s management of its environmental challenges, including its effort to reduce or offset the impacts of its products and operations. Community and society criteria measure how well a company manages its impact on the communities where it operates, including its treatment of local populations, its handling of human rights issues and its commitment to philanthropic activities. Employees and supply chain criteria assess a company’s record regarding labor-management relations, anti-discrimination policies and practices, employee safety and the labor rights of workers throughout the company’s supply chain. Customers criteria measure the quality and safety record of a company’s products, its marketing practices and any involvement in regulatory or anti-competitive

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controversies. Governance and ethics criteria address a company’s investor relations and management practices, including company sustainability reporting, board accountability and business ethics policies and practices. Certain industries may impose unique and onerous risks and/or costs on society. The International Index Fund does not invest in, and the World ex USA SRI ex Fossil Fuels Index excludes, companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas or have carbon reserves. Companies that are determined to have significant business involvement in the following will not be included in the World ex USA SRI ex Fossil Fuels Index: alcohol, tobacco, GMOs, civilian firearms, nuclear power, military weapons, adult entertainment and gambling. Additional or revised criteria may be identified and applied from time to time.

The Fund usually invests in many sectors of the economy, such as retail, finance, technology and consumer products. The Fund is not an environmental sector fund which invests exclusively in companies whose business derives from environmental problems (such as waste-management or incinerator manufacturers), some of which have consistently negative environmental records.

ADVOCATES FOR CORPORATE ENVIRONMENTAL RESPONSIBILITY

The Green Century Funds believe that shareholder advocacy is a critical component of environmentally responsible investing and are actively involved in advocating for greater corporate environmental accountability.

Green Century Capital Management advocates for more environmentally responsible policies at the companies in which the Green Century Funds invest, as well as at companies in which none of the Green Century Funds has invested. Green Century has worked with other environmentally conscious investors to file shareholder resolutions to preserve and protect threatened ecosystems; demand more aggressive recycling programs; advocate for more responsible environmental, health and safety policies; and support more environmentally friendly production and purchasing policies. Green Century Capital Management is committed to pursuing demands for improved corporate environmental responsibility and to fostering a sustainable economy.

THE GREEN CENTURY FUNDS SUPPORT NOT-FOR-PROFIT ADVOCACY ORGANIZATIONS

The Green Century Funds were founded by non-profit environmental advocacy organizations. Unlike other investment advisers and administrators that are privately owned for the benefit of individuals or for-profit corporations, Green Century Capital Management is owned by Paradigm Partners, a California general partnership, the partners of which are all not-for-profit advocacy organizations. This means that 100% of the net profits earned by Green Century Capital Management on the fees it receives for managing the Funds belong to these not-for-profit advocacy organizations. These revenues will be used to support public interest campaigns, such as promoting energy conservation and the use of alternative energy, fighting for improved public transportation and public health protections, campaigning to reduce the use of toxic chemicals and to improve product and food safety, and advocating for ethics reform and corporate accountability. The organizations which founded and own Green Century Capital Management are: California Public Interest Research Group (CALPIRG), Citizen Lobby of New Jersey, Colorado Public Interest Research Group

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(COPIRG), ConnPIRG Citizen Lobby, Fund for the Public Interest, Massachusetts Public Interest Research Group (MASSPIRG), MOPIRG Citizen Organization, PIRGIM Public Interest Lobby, and Washington State Public Interest Research Group (WASHPIRG).

MANAGEMENT OF THE GREEN CENTURY FUNDS

THE GREEN CENTURY INTERNATIONAL INDEX FUND

Investment Adviser.    Green Century Capital Management is the investment adviser for the International Index Fund and oversees the portfolio management of the International Index Fund on a day-to-day basis. Green Century Capital Management’s role is to ensure that the International Index Fund’s investment objective and environmental, social and investment policies are accurately and effectively implemented. Green Century Capital Management has served as the International Index Fund’s investment adviser and administrator International Index Fund since the commencement of operations of the International Index Fund.

Investment Subadviser.    Northern Trust Investments, Inc. (NTI), 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, serves as the Subadviser for the International Index Fund. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

NTI conducts the day-to-day investment management for the Fund consistent with the guidelines set by Green Century Capital Management. NTI determines what securities shall be purchased, sold or exchanged to track the composition of the World ex USA SRI ex Fossil Fuels Index. NTI does not determine the composition of the World ex USA SRI ex Fossil Fuels Index.

As of June 30, 2016, Northern Trust Corporation, through its affiliates, had approximately $XXX trillion in assets under custody and $XXX billion in assets under investment management. NTI is paid by the Adviser (not the Fund).

The Portfolio Managers of the International Index Fund are Steven Santiccioli, Vice President and Senior Portfolio Manager, and Michael O’Connor, Vice President and Senior Portfolio Manager, of NTI. Mr. Santiccioli and Mr. O’Connor have been managers of the Fund since its inception. They are primarily responsible for the day-to-day investment management of the Fund. Mr. Santiccioli has been employed as a portfolio manager with NTI since 2003. Mr. O’Connor been employed as a portfolio manager with NTI since 2009. The Statement of Additional Information contains additional information about Mr. Santiccioli and Mr. O’Connor, their compensation, other accounts they manage, and their ownership of shares of the International Index Fund.

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A discussion regarding the basis of the Board of Trustees’ approval of the International Index Fund’s Investment Advisory Agreement with Green Century Capital Management and approval of the Investment Subadvisory Agreement with NTI will be included in the International Index Fund’s Semi-Annual Report to shareholders for the fiscal period ended January 31, 2017.

Disclosures Pertaining to the MSCI World ex USA SRI ex Fossil Fuels Index.    The International Index Fund (the “Fund”) is not sponsored, endorsed, or promoted by MSCI, its affiliates, information providers or any other third party involved in, or related to, compiling, computing or creating the MSCI indices (the “MSCI Parties”), and the MSCI Parties bear no liability with respect to the Fund or any index on which the Fund is based. The MSCI Parties are not sponsors of the Fund and are not affiliated with the Fund in any way. The Statement of Additional Information contains a more detailed description of the limited relationship the MSCI Parties have with Green Century Capital Management and the Fund.

Fees.     For the services Green Century Capital Management and NTI provide to the International Index Fund, Green Century Capital Management receives a total of 0.28% of the average daily net assets of the Fund. From those fees, Green Century Capital Management pays NTI a subadvisory fee.

Administrator.    Green Century Capital Management serves as the Administrator of the Green Century Funds. Green Century Capital Management pays all the expenses of each Fund except each Fund’s investment advisory fees; any Distribution Plan fees; interest, taxes, brokerage costs and other capital expenses; expenses of the non-interested Trustees of the Green Century Funds (including counsel fees); and any extraordinary expenses.

For its services, the Administrator receives annual fees of 1.00% of the International Index Fund’s Individual Investor Class average daily net assets and 0.70% of the Institutional Class average daily net assets. Green Century Capital Management has contractually agreed to reduce its administrative fees such that the International Index Fund’s Individual Investor Class total annual expenses are limited to 1.28% of the Fund’s Individual Investor Class average daily net assets and the Fund’s Institutional Class total annual expenses are limited to 0.98% of the Fund’s Institutional Class average daily net assets.

The Administrative Services Agreement between the Green Century Funds and Green Century Capital Management provides that it should remain in force until terminated. The Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of Trustees of the Green Century Funds or by Green Century Capital Management, in each case on not less than 30 days’ written notice to the other party.

Subadministrator.    UMB Fund Services, Inc. (UMBFS) serves as the subadministrator of the International Index Fund. UMBFS is responsible for conducting certain administrative services for the Fund subject to the direction of Green Century Capital Management. UMBFS receives a fee from the Administrator (not the Fund).

Distributor.    UMB Distribution Services, LLC, an affiliate of UMBFS, serves as the Distributor of the shares of the Fund.

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Transfer Agent.    Atlantic Shareholder Services, LLC (Atlantic) is the transfer agent and shareholder services provider for the Fund.

Custodian.    UMB Bank, n.a. (UMB Bank) is the custodian for the Fund.

Independent Registered Public Accounting Firm.    KPMG LLP is the Independent Registered Public Accounting Firm of the Fund.

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YOUR ACCOUNT

CONTACT US

For information on opening an account, purchases, redemptions, balances, and other account services 8:00 am – 6:00 pm Eastern Time, Monday through Friday	1-800-221-5519

For daily share price information 24 hours per day	www.greencentury.com

For information about the Green Century Funds 9:00 am – 6:00 pm Eastern Time, Monday through Friday	1-800-93-GREEN or info@greencentury.com

For account registration forms, additional materials, and to sign up for E-Delivery of shareholder statements and reports	1-800-93-GREEN or info@greencentury.com or www.greencentury.com

HOW TO INVEST

You may invest in the Green Century Funds directly or through an intermediary, such as a financial advisor or a brokerage account.

Directly.    Read the following information and complete the forms sent you with this prospectus and available online at www.greencentury.com. You may also open an account online at www.greencentury.com/invest-with-us/open-account-online. If you need additional account registration forms, call 1-800-93-GREEN, email info@greencentury.com or visit www.greencentury.com. (Click on “Forms + Documents” on the website’s home page).

Through a financial intermediary.    Consult your financial advisor, broker, mutual fund supermarket or other intermediary for details on how to invest in a Green Century Fund. The financial intermediary may have different policies from those described below. An intermediary may also charge a fee for its services.

CHOOSING A SHARE CLASS

The Fund offers two share classes, the Individual Investor share class and the Institutional share class. Each share class is invested in the same portfolio of securities but each class has its own expense structure and minimums. It is more expensive to invest in the Individual Investor share class than in the Institutional share class. The minimum initial investments, as listed on page 17, are higher for the Institutional share class than for the Individual Investor share class. Individuals as well as institutions who invest $250,000 or more may invest in the Institutional share class.

TYPES OF ACCOUNTS

Regular Investment Account	Individuals, businesses, trusts, and non-profit institutions may open regular investment accounts.

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Traditional IRA & Roth IRA	Please read the Green Century Funds IRA Disclosure Statement before opening an IRA. You may contribute up to $5500 for 2016 into a Green Century Funds Traditional IRA or Roth IRA. (If you are 50 years of age or older, the limit is $6500 for 2016.) Individuals not covered by a retirement plan at work and people covered by a retirement plan who meet certain Internal Revenue Service (“IRS”) income guidelines may be able to deduct their contributions to a Traditional IRA from their taxable income each year. When you retire, distributions from your Traditional IRA are generally taxed as ordinary income. Roth IRAs differ from Traditional IRAs. With a Roth IRA you cannot deduct your current-year contributions from your taxable income; however, upon retirement, distributions from your Roth IRA are generally not taxed as ordinary income. More information is included in the Green Century Funds IRA Disclosure Statement.

SEP-IRA	A Simplified Employee Pension (SEP) plan allows self-employed people and small business owners to establish SEP-IRAs for the business owner and eligible employees. SEP-IRAs have specific eligibility rules and contribution limits (as described on IRS Form 5305-SEP); otherwise SEP-IRAs follow the same rules as Traditional IRAs. If you are interested in opening a Green Century Funds SEP-IRA Account, in addition to reading the IRA Disclosure Statement and filling out an IRA Account Registration Form you will also need to complete IRS Form 5305-SEP. You may obtain the 5305-SEP form at the IRS website, www.irs.gov, by calling 1-800-93-GREEN, by emailing info@greencentury.com or online at www.greencentury.com/forms-documents.

IRA Transfer/ Rollover	If you have an existing IRA that you would like to transfer to the Green Century Funds, or if you have a 401(k) account with a past employer that you would like to rollover into a Green Century Funds IRA, please review the Green Century Funds IRA Disclosure Statement, complete the IRA Account Registration form AND complete the Green Century Funds IRA Transfer Request Form. More information is included in the Green Century Funds IRA Disclosure Statement.

UGMA/ UTMA	Uniform Gifts to Minors (UGMA) and Uniform Transfers to Minors (UTMA) accounts may provide you with tax advantages as you put aside savings for your children or other minors. To open an UGMA or UTMA account, simply use the regular Green Century Funds Account Registration form and fill in the appropriate information under the “Gift To Minor” section.

Coverdell Education Savings Account	Coverdell Education Savings Accounts are designed to be a tax advantaged vehicle to save for a child’s educational expenses. You may open an Education Savings Account by completing the Education Savings Account Registration Form. You may also transfer an existing Education Savings Account to a Green Century Funds Education Savings Account by completing both the Registration Form and the Education Savings Account Transfer Request Form. Please read the Green Century Funds Education Savings Account Disclosure Statement for additional information before opening an Education Savings Account.

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Other Account Types	If this list does not contain the type of account in which you are interested, please call 1-800-93-GREEN and let us know what you are seeking; we may be able to accommodate you.

It is the Green Century Funds’ policy not to accept accounts that are an investment option of a government entity’s participant-directed plan or program, as defined in Rule 206(4)-5 of the Investment Advisors Act of 1940.

ACCOUNT MINIMUMS

To Open an Account

Individual Investor Class

Regular Investment Account*	$2,500
Individual Retirement Account—Traditional IRA, Roth IRA, SEP-IRA and SIMPLE IRA	$1,000
Coverdell Education Savings Account (formerly Education IRA)	$1,000
Uniform Gifts or Transfers to Minors Account (UGMA/UTMA)	$1,000

* A minimum initial investment of only $1,000 is required for investors who wish to open a regular investment account with a $100 or more per month Automatic Investment Plan.

Institutional Class

All types of Accounts	$250,000

The Funds reserve the right to waive the above minimums.

To Add to an Account

By Check, Wire or Exchange	$100
By Automatic Investment Plan or Online	$50

HOW TO PURCHASE SHARES

Opening an Account

To help fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, you must provide the name, street address, date of birth, and Social Security or Tax Identification Number for each person on the account registration form. The Funds will use this information to identify you and may also ask for other identifying information.

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Mail	To open an account by check, please complete and sign the registration form. See also Purchases by Check on page 24. Mail the form with a check made payable to the Green Century International Index Fund (or to the Green Century Funds). Please note that there may be a delay in receipt of purchase requests sent by regular mail to a post office address.
Green Century Funds P.O. Box 588 Portland, ME 04112

Should you wish to send the registration form and check via an overnight delivery service, use the following address:
Green Century Funds c/o Atlantic Fund Services Three Canal Plaza, Ground Floor Portland, ME 04101

Online	To open an account online, please go to www.greencentury.com/invest-with-us/open-account-online. Once you complete the online registration process, money to fund your new Green Century account will be transferred from the bank account you provided. The following account types can be opened online: Regular Investment Accounts (individual or joint), Traditional IRAs (except rollovers or transfers), Roth IRAs (except rollovers or transfers) and UGMA/UTMA accounts.

Before proceeding, please have the following ready:

•  Your Social Security Number

•  Your bank account and bank routing number (located on a check from your checking account or a deposit slip from your savings account)

•  The names, dates of birth and Social Security Numbers of any account beneficiaries (for IRAs only)

Wire	You may also open an account by instructing your bank to wire Federal funds (monies of member banks within the Federal Reserve System) to the Green Century Funds’ bank. Your bank may impose a fee for sending a wire. The Funds will not be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems.

Please call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time to obtain an account number and for more information about how to purchase shares by wire including bank wiring instructions. After calling, complete the registration form and mail it to the address given above.

Exchange

Individual Investor Class

You may also open an account in the Green Century International Index Fund by exchanging shares with a value of $2,500 or more ($1,000 for an IRA, Education Savings Account or UGMA/UTMA account) from another Green Century Fund. Your new account will be established using the same name(s) and address as your existing account.

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Institutional Class

You may also open an account in the Green Century International Index Fund by exchanging shares with a value of $250,000 or more from another Green Century Fund. Further, you may open an account in the International Index Fund Institutional Class by exchanging shares with a value of $250,000 or more from the International Index Fund Individual Investor Class. Your new account will be established using the same name(s) and address as your existing account.

To exchange by telephone, call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time. To exchange by letter, write to the Green Century Funds at the address given above, including the name of the Fund from which you are exchanging, the registered name(s) of ownership and address, the account number, the dollar amount or number of shares to be exchanged and the Fund into which you are exchanging. Sign your name(s) exactly as it appears on your account statement. The exchange requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and retirement plans may be different from those for individual accounts. Please call 1-800-221-5519 for more information. Please note that there may be a delay in receipt of purchase requests sent by regular mail to a post office address. The Funds reserve the right to modify or terminate the exchange privilege upon 60 days prior written notice to shareholders.

If you exchange your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares exchanged. However, the redemption fee will not apply to exchanges of shares acquired through the reinvestment of dividends or distributions. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being exchanged. Under this method, the date of exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

Certain shareholders may be eligible to exchange their shares for shares of another share class of the Fund. Generally, shareholders will not recognize a gain or loss for Federal Income tax purposes upon such an exchange. Shareholders invested via a financial intermediary should contact the financial intermediary for more information.

Automatic Investment Plan

Individual Investor Class

You may open an account with a minimum initial investment of $1,000 if you enroll in the Automatic Investment Plan and invest a minimum of $100 a month through the Plan. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 588, Portland, ME 04112. You may also open an Automatic Investment Plan account online (Regular Investment Accounts, Traditional IRAs and Roth IRAs only) at www.greencentury.com/invest-with-us/open-account-online. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address. See also “Minimum Balances” on page 22.

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Institutional Class

You may establish an Automatic Investment plan when you open an account. Complete and sign the registration form, including the Automatic Investment Plan section and mail it to: Green Century Funds, P.O. Box 588, Portland, ME 04112. You may also open an Automatic Investment Plan account online (Regular Investment Accounts, Traditional IRAs and Roth IRAs only) at www.greencentury.com/invest-with-us/open-account-online. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at the same address. See also “Minimum Balances” on page 22.

Making Additional Investments

Mail	You may make subsequent investments by submitting a check for $100 or more with the remittance form sent to you with your account statement. You may also mail your check with a letter of instruction indicating the amount of your purchase, your account number, and the name in which your account is registered, to the following address. Please note that there may be a delay in receipt of purchase requests sent by regular mail to a post office address. See also Purchases by Check on page 24.
Green Century Funds P.O. Box 588 Portland, ME 04112

For overnight delivery services, send to:
Green Century Funds c/o Atlantic Fund Services Three Canal Plaza, Ground Floor Portland, ME 04101

Online	You may purchase additional shares online if you have signed up for this service. See Online Services on page 23.

Telephone	You may also make subsequent investments by telephoning 1-800-221-5519 if your bank account is registered with the Funds.

Wire	You may also make additional investments by instructing your bank to wire Federal funds. Your bank may impose a fee for sending the wire. The Green Century Funds cannot be responsible for the consequences of delays, including delays in the banking or Federal Reserve wire systems. Call 1-800-221-5519 weekdays from 8:00 a.m. to 6:00 p.m. Eastern Time for bank wiring instructions.

Exchange	Follow instructions under Opening an Account, above.

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Automatic Investment Plan	You may arrange to make regular investments through automatic deductions from your checking or savings account. If you wish to select this option, please complete the appropriate section on your registration form. If you wish to set up an Automatic Investment Plan after opening an account, please call 1-800-93-GREEN, e-mail info@greencentury.com or go to www.greencentury.com/forms-documents for an Automatic Investment Plan form. You may terminate your participation in the Automatic Investment Plan at any time with written notification to the Funds at P.O. Box 588, Portland, ME 04112.

HOW TO SELL SHARES (REDEMPTIONS)

You can take money out of your account at any time by selling (redeeming) some or all of your shares. See also Processing Time on page 25.

Telephone	You may redeem shares by telephone (unless you chose not to allow this option on your registration form). Call 1-800-221-5519 to request a redemption. You must provide your name, address, Fund account number and Social Security number before you may redeem shares by telephone. All telephone redemption requests are recorded.

If you chose not to allow telephone redemption on your registration form and now wish to redeem by telephone, call 1-800-221-5519 for more information or download the Telephone Redemption Option form at www.greencentury.com/forms-documents.

Mail	In order to redeem your shares by mail, send a letter to the Green Century Funds and include the Fund name, the account registration name(s) and address, the account number, and the dollar amount or the number of shares you wish to redeem. Sign your name(s) exactly as it appears on your account statement. You may be required to obtain a Signature Guarantee (see below). Please note that there may be a delay in receipt of redemption requests sent by regular mail to a post office address. Mail your letter to:
Green Century Funds P.O. Box 588 Portland, ME 04112

Online	You may redeem shares online in any non-retirement account if you have signed up for this service. Online redemption is not available for shares held in IRA accounts. See Online Services on page 23.

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Important Information About Redemptions

Minimum Balances

Individual Investor Class

Shareholders are encouraged to maintain a share balance of at least $2,500. Individual Retirement Accounts, Education Savings Accounts and Uniform Gifts or Transfers to Minors Act accounts have a $1,000 minimum balance requirement. The Funds reserve the right, following 60 days’ written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. The Funds will mail the proceeds of the redeemed account to the shareholder. This provision does not apply to Automatic Investment Plan accounts. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.

Institutional Class

Shareholders are encouraged to maintain a share balance of at least $250,000 for all account types. The Funds reserve the right, following 60 days’ written notice to shareholders, to redeem all shares in accounts with balances less than the minimum. The Funds will mail the proceeds of the redeemed account to the shareholder. If the value of your account falls below the minimum as a result of market activity, an involuntary redemption will not be triggered.

Redemption Fee	If you redeem your shares within 60 days of purchase or acquisition through exchange, you will be charged a redemption fee equal to 2.00% of the net asset value of the shares redeemed. However, the redemption fee will not apply to redemptions of shares acquired through the reinvestment of dividends or distributions. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs the Fund may incur due to excess short-term trading in the Fund. To calculate the redemption fees, a Fund will use the first-in, first-out (FIFO) method to determine which shares are being redeemed. Under this method, the date of redemption or exchange will be compared with the earliest date shares were acquired for the account. The Funds reserve the right to modify the terms of, or to terminate, the fee at any time.

In some cases, the Funds may be offered through certain financial intermediaries whose redemption fee policies may differ from those of the Funds. If you purchase Fund shares through a financial intermediary, please contact the intermediary regarding its policies on redemption fees and market timing.

Receiving your money	By check via U.S. mail	No charge
	Online (if you have signed up for this service) to the authorized bank account of record for your account	No charge
	By check via overnight delivery	$15
	Wired to the authorized bank account of record for your account	$10

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Signature Guarantees	A signature guarantee—which is different from a notarized signature—is a warranty that the signature presented is genuine. You can obtain a signature guarantee from most banks, brokerage firms and savings institutions where you have an account. Be sure to ask for a “New Technology” Medallion Signature Guarantee Stamp. A notary public cannot provide a signature guarantee. A signature guarantee may be required for the signature of each person in whose name the account is registered.

You must obtain a signature guarantee in any of the following situations:

•  You request in writing a redemption of $10,000 or more

•  You request a redemption check payable to someone other than the account owner(s)

•  You request that a redemption check be sent to an address other than the address of record on the account

•  You request a redemption and you have changed your address of record within the last 30 days

•  You request a wire or electronic funds transfer to a bank account other than the bank account of record on the account

•  Any change to account ownership or registration

•  Adding or changing the bank account of record for the account

•  Authorizing telephone redemption, if not already authorized on the account

•  Authorizing online transactions, if not already authorized on the account

Green Century reserves the right to require a signature guarantee in other situations as well.

Other Account Types	The redemption requirements for corporations, other organizations, trusts, fiduciaries, institutional investors and Individual Retirement Accounts (IRAs) may be different from those for regular accounts. For more information, please call 1-800-221-5519.

ONLINE SERVICES

You may access your account, conduct transactions, and view statements online by signing up for Online Services. After opening an account, visit www.greencentury.com and click on “Access My Account.” On the login screen, click “Register Now” and follow the instructions given on the website. You will need your account number and Social Security or Tax Identification Number to register for Online Access to your account.

You also have the option of selecting electronic delivery of your account statements, shareholder reports, and other documents. If you would like to receive documents electronically, log on to your account at https://greencentury.olaccess.com and click “Account Detail.” If you opt for electronic document delivery, you will automatically receive an e-mail letting you know when documents are available.

If you have questions about online services or need technical assistance, call 1-800-221-5519 Monday through Friday, 8:00 am to 6:00 pm Eastern Time.

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TRANSACTION INFORMATION

Purchases by Check.    Checks must be made payable to the Green Century International Index Fund (or to the Green Century Funds). No third party corporate checks will be honored. For individual, joint, sole proprietorship, IRA and UGMA/UTMA accounts, checks may be made payable to one or more owners of the account and endorsed to the Fund(s). Checks also must be drawn on or payable through a U.S. bank and be in U.S. dollars. No cash deposits, travelers checks, credit card checks, money orders or counter checks will be accepted. If you purchase shares with a check that is returned due to insufficient funds, your purchase will be canceled and you will be responsible for any losses or fees incurred in the transaction.

Customer Identification Verification Procedures.    Federal law requires all financial institutions, including the Green Century Funds, to obtain, verify and record information that identifies each person who opens an account. In order to open a new account, the Funds will ask you for your name, street address, date of birth, and Social Security or Tax Identification Number. If the Funds or their Transfer Agent do not have a reasonable belief as to the identity of a customer, the account may be rejected or the shareholder may be blocked from conducting further transactions on the account in accordance with applicable law until such information is received in good order. The Funds also reserve the right to close an account within 20 business days of the date the account was opened at the net asset value of the Fund on the day the account is closed if clarifying information or documentation as to the identity of the shareholder is not received. The Funds further reserve the right to close an account if, in the opinion of the Funds or their Transfer Agent, the account is suspected of being opened for fraud or money laundering purposes. The Funds or their Transfer Agent will correspond with the prospective shareholders advising them of the reasons their account has been rejected and what, if any, information as required by the USA PATRIOT Act is necessary to allow the account to be accepted.

Account Information Changes.    To change the address on an account, you may call the Green Century shareholder services office at 1-800-221-5519 or send Green Century the information in writing as described below. To change any other information regarding an account (including a change of beneficiary or change in the automatic investment plan), you must send Green Century this information in writing. Please mail the new information to: Green Century Funds, P.O. Box 588, Portland, ME 04112. Include your Green Century account number, your name, address, signature and phone number, along with the new information. If you prefer, you may fax this information to: Green Century Funds, 207-347-2195. You may confirm receipt of this information by calling the Green Century shareholders services office at 1-800-221-5519.

Please note that the following account information changes require a signature guarantee:

•	Any change to account ownership or registration
•	Adding or changing the bank account of record for the account
•	Authorizing telephone redemption, if not already authorized on the account
•	Authorizing online transactions, if not already authorized on the account

Green Century reserves the right to require a signature guarantee in other situations. For more information about signature guarantees, see Signature Guarantees on page 23.

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Joint Accounts.    The Funds’ policy on the rights of joint account owners provides that any account owner has the authority to act on the account without notice to the other account owner(s). An exception to this policy is for some corporate accounts for which two signatures are explicitly required per written instructions on file for the account. In addition, the Funds, at their sole discretion and for their protection and that of other shareholders, may require the written consent of all account owners prior to acting upon the instructions of any account owner.

Large Redemptions.    If during any 90-day period, you redeem Fund shares worth more than $250,000 (or 1% of the Fund’s assets if that percentage is less than $250,000), the Fund reserves the right to pay all or part of the redemption proceeds in-kind, that is, in securities rather than in cash. If payment is made in-kind, you may incur brokerage commissions if you elect to sell the securities for cash.

Confirmation of Transactions.    All purchases and redemptions will be confirmed promptly. Usually a confirmation of your purchase or sale of Fund shares will be mailed by the second business day following receipt of your instructions.

Share Price Calculation.    Once each day that the New York Stock Exchange is open for trading, the share price for each share class of the Fund is calculated. This is the share class’ Net Asset Value (the NAV). Because the Green Century International Index Fund is no-load, this is also the offering price at which each share is sold. Shares are purchased and/or sold at the next share price calculated after your order is received in good form.

All purchase and redemption requests received in good order by the Fund’s transfer agent are executed, without a sales charge, at the next-determined net asset value. Reinvested dividends receive the net asset value as of the ex-dividend date. Note however that if you redeem shares within 60 days of purchase, a 2.00% redemption fee will be charged. For additional information, see How to Sell Shares (Redemptions) on page 21.

Processing Time.    When you redeem, the Funds will normally send your redemption proceeds on the next day the New York Stock Exchange is open for trading following the receipt of your redemption request in good order, but may take up to seven days, or longer in the following cases:

Shares Recently Purchased By Check.    If you purchase shares by check and redeem them by any method within 10 days of purchase, the Funds will release your redemption proceeds when your check clears. It is possible, although unlikely, that this could take up to 10 days. If you purchase shares by Federal funds wire, you may avoid this delay.

Shares Recently Purchased by Cashier’s Check.    If you purchase shares by a cashier’s check, the Funds will hold your redemption proceeds for fifteen business days following the purchase.

Shares Purchased by Wire.    If you open an account by wire, the Funds’ transfer agent will not be able to process a redemption request until it has received your completed and signed registration form.

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Tax Information.    A redemption of shares, including an exchange into another Fund, is a sale of shares and may result in a gain or loss for income tax purposes. Please see below for additional information on dividends and taxes.

Social Security or Tax Identification Number.    Please complete the Social Security or Tax Identification Number section of the Funds’ registration form when you open an account. Federal tax law requires the Funds to apply backup withholding to dividends, capital gains distributions and redemption and exchange proceeds from accounts (other than those of certain exempt payees) without a Social Security or Tax Identification Number and certain other information or upon notification from the IRS or a broker that withholding is required. The backup withholding rate is 28%. The Funds reserve the right to reject new account registrations without a Social Security or Tax Identification Number. The Funds also reserve the right to close, by redemption, accounts without Social Security or Tax Identification Numbers.

Telephone Transaction Liability.    All shareholders may initiate transactions (except redemptions) by telephone. To redeem shares by telephone, you must elect this option in writing. See page 21 for further information. Neither the Funds nor any of their service contractors will be liable for any loss or expense in acting upon any telephone instructions that are reasonably believed to be genuine. In attempting to confirm that telephone instructions are genuine, the Funds will use procedures that are considered to be reasonable, including requesting a shareholder to provide information about the account. To the extent that the Funds fail to use reasonable procedures to verify the genuineness of telephone instructions, the Funds and/or their service contractors may be liable for any losses due to telephone instructions that prove to be fraudulent or unauthorized.

Policy on Market Timing.    Frequent purchases, exchanges and redemptions of Fund shares (often referred to as market timing or short-term trading) may hurt Fund performance by disrupting the management of the Fund’s portfolio and by increasing expenses. Because the Fund invests significantly in non-U.S. securities, it may be particularly vulnerable to the risks of short-term trading. The Funds seek to discourage market timing and protect long-term shareholders through several methods. Pursuant to policies and procedures adopted by the Funds’ Board of Trustees, these methods include:

•	imposing a 2.00% redemption fee on the redemption or exchange of shares held less than sixty days (for more information on the redemption fee, see page 22);
•	using “fair value” pricing when appropriate so that an investor cannot purchase, redeem or exchange Fund shares at a price that does not reflect the fair value of a Fund’s portfolio;
•

monitoring shareholder account activity in order to detect patterns of frequent purchases, exchanges and sales, including those that appear to be made in response to short-term fluctuations in share price or in order to improperly avoid the imposition of the redemption fee; and

•

reserving the right to restrict or reject, limit, delay, or impose other conditions on, any exchange or purchase or to close a shareholder account based on a suspected history of market timing or if any particular transaction may adversely affect the interests of a Fund or its shareholders.

The Funds and Green Century Capital Management seek to apply the above fees and restrictions uniformly and will not waive them for any account. Neither the Funds nor Green Century Capital Management will enter into any arrangements to permit market timing in the shares of the Funds.

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The Funds may not know the identity of shareholders in omnibus accounts and must rely on the assistance of the financial intermediary in whose name the account is held (a broker-dealer or retirement plan, for example). The Funds and/or their distributor or administrator, as appropriate and in accordance with applicable law, have entered into agreements with financial intermediaries requiring the intermediaries to collect the redemption fee and to provide certain information to help identify market timing activity and to prohibit further purchases or exchanges by a shareholder identified as having engaged in market timing. Because the Funds may not be able to detect all instances of market timing, particularly in omnibus accounts and where an investor may attempt to conceal its identity, the Funds cannot guarantee that they will be able to deter all instances of market timing or entirely eliminate short-term trading in shares of the Funds.

Reservations.    The Fund may stop offering its shares for sale at any time and may reject any order for the purchase or exchange of shares. The Fund may also modify the conditions of purchase at any time. The Fund reserves the right to waive the minimum investment requirements; accounts opened with less than the minimum required amount may be subject to the minimum balances provisions. (See page 22). The Fund reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. If the Fund suspends telephone redemption privileges, or if you have trouble getting through on the phone, you will still be able to redeem your shares by mail.

SHAREHOLDER ACCOUNT STATEMENTS

Shareholders will receive quarterly statements showing all account activity during that quarter, including dividends. Additional purchases and redemptions will be confirmed promptly, usually by the second business day after the purchase or redemption request is received. Automatic reinvestments of distributions and systematic investments and withdrawals may be confirmed only by quarterly statements. The Green Century Funds will send you detailed tax information on the amount and type of their dividends and distributions each year.

HOUSEHOLDING OF THE FUNDS’ MAILINGS TO ACCOUNTS HELD THROUGH FINANCIAL INTERMEDIARIES

For accounts held through financial intermediaries: To reduce expenses, the Funds may mail only one copy of the Funds’ Prospectus, each Annual and Semi-Annual Report and other regulatory documents to addresses at which two or more accounts are registered. If you wish to receive individual copies of these documents, please telephone 1-800-221-5519 or contact your financial institution. The Funds will begin sending you individual copies thirty days after receiving your request.

DIVIDENDS AND TAXES

The Fund normally declares and pays income dividends, if any, semi-annually in June and December and distribute net capital gains, if any, once a year in December. The Fund intends to distribute substantially all of its income and net capital gains.

You may opt to receive distributions in cash (via check) or have them reinvested in additional shares of the Fund. Dividends and capital gain distributions are automatically reinvested unless you request otherwise. If you invest in an Individual Retirement Account (IRA), all dividends and capital gains distributions must be

27

reinvested; however, if you are over 59 1/2 years old, distributions from IRA accounts may be paid to you in cash (via check).

The following discussion is very general. You may wish to consult a tax adviser regarding the effect that an investment in the Fund may have on your own tax situation.

Taxability of Distributions.    As long as the Fund qualifies for treatment as a regulated investment company (which it intends to do), it pays no federal income tax on the earnings it distributes to shareholders.

Unless you hold your shares in a tax-advantaged account (including a retirement account such as an IRA) you will normally have to pay federal income taxes, and any state or local taxes, on distributions you receive from the Fund, whether you take the distributions in cash or have them reinvested in additional shares. Non-corporate shareholders may be taxed at rates of up to 20% on distributions reported by the Fund as “qualified dividend income”. “Qualified dividend income” generally is income derived from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. income tax treaties. In addition, dividends that the Fund receives in respect of stock of certain foreign corporations may be “qualified dividend income” if that stock is readily tradable on an established U.S. securities market. Distributions reported as capital gain dividends are taxable as long-term capital gains without regard to the length of time you have held your shares. Long-term capital gains are generally taxed to non-corporate shareholders at rates of up to 20%. Other distributions are generally taxable as ordinary income. Some dividends paid in January may be taxable as if they had been paid the previous December. A portion of dividends received from the Fund (but none of the Fund’s capital gain dividends) may qualify for the dividends-received deduction for corporate shareholders.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount. This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains are generally taken into account in computing a shareholder’s net investment income.

After the end of each year, the Green Century Funds will send you detailed tax information on the amount and type of distributions and dividends you received during that year.

Distributions by the Fund will reduce the Fund’s net asset value per share. Therefore, if you buy shares shortly before the record date of a distribution, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

If you are neither a citizen nor a resident of the United States, the Fund will withhold U.S. federal income tax at the rate of 30% on taxable dividends and other payments that are subject to such withholding. You may be able to arrange for a lower withholding rate under an applicable tax treaty if you supply the appropriate documentation required by the Fund.

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The Fund is also required in certain circumstances to apply backup withholding on dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the United States) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax described in the preceding paragraph. Prospective investors in the Fund should read the Fund’s account registration form for additional information regarding backup withholding of federal income tax.

Unless certain non-U.S. entities that hold the Fund’s shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to the Fund’s distributions payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Taxability of Transactions.    When you redeem, sell or exchange shares, it is generally considered a taxable event for you. Depending on the purchase price and the sale price of the shares you redeem, sell or exchange, you may have a gain or loss on the transaction. You are responsible for any tax liabilities generated by your transactions.

VALUATION OF SHARES

The net asset value per share of each class of the Green Century International Index Fund is computed by dividing the value of the Fund’s total assets, less its liabilities, attributable to each class by the total number of shares outstanding of each class.

The Fund uses a fair value model developed by an independent pricing service to value non-U.S. securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

The valuations of securities traded in non-U.S. markets will generally be determined as of the earlier closing time of the markets on which they primarily trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rate as of 4:00 p.m. Eastern Time. Non-U.S. markets are open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

When a market price is not available, or when the Fund has reason to believe that the price does not reflect market realities, the Fund may value securities instead by using methods approved by the Board of

29

Trustees. In such a case, the Fund’s value for a security may be different from quoted market values. The Fund may use fair value pricing if, for example, the exchange on which a portfolio security is principally traded closes early, trading in a particular security is halted during the day and does not resume prior to the time the Fund calculates the NAV for each share class, a portfolio security is thinly traded or a security’s issuer is in default or bankruptcy proceedings.

The net asset value per share of each share class of the Fund is determined every business day as of the scheduled close of regular trading of the New York Stock Exchange (usually 4:00 p.m. Eastern Time). If the New York Stock Exchange closes at another time, the Fund will calculate the NAV of each share class as of the scheduled closing time. For share prices 24 hours a day, visit www.greencentury.com.

SHARES AND VOTING RIGHTS

As with other mutual funds, investors purchase shares when they invest money in a Fund. Each share and fractional share of a class of the Fund entitles the shareholder to:

•	Receive a proportional interest in the assets of the Fund allocable to that class
•

Cast one vote for each dollar of net asset value (number of shares owned times net asset value per share) represented by a shareholder’s shares in a class of the Fund on certain Fund matters. Shares of the Fund vote together as a single class on certain matters, including the election of the Funds’ trustees and changes in fundamental policies. Share classes have exclusive voting rights with respect to matters affecting only that class.

The Funds are not required to hold annual meetings and, to avoid unnecessary costs, do not intend to do so except when certain matters, such as a change in its fundamental policies, must be decided. If a meeting is held and you cannot attend, you may vote by proxy. Before the meeting, the Funds will send you proxy materials that explain the issues to be decided and include instructions on voting.

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FINANCIAL HIGHLIGHTS

The Fund has not begun operations as of the date of this Prospectus and has not issued financial statements.

31

PRIVACY POLICY

The Green Century Funds respect the privacy of our shareholders and customers. Our policy is to safeguard the personal information you have entrusted to us.

We collect nonpublic personal and financial information from you for the purpose of opening and maintaining a Green Century Funds shareholder account. The information we collect may include your name, address, Social Security Number, birth date, telephone number, email address, and/or bank account number. This information may come from your request for Green Century literature, your account registration forms, transactions in your account and other correspondence.

We do not sell any information about our current or former customers to third parties. Green Century may share your personal and financial information with third parties only:

•	When authorized by you.
•	As required or otherwise permitted by law.
•	To process transactions and service your account.

The third parties with whom we may share your personal and financial information, as described above, may include:

•	Affiliated and non-affiliated service providers (for example, the Funds’ Transfer Agent and printing and mailing providers who process transactions and service your account);
•	Government agencies, other regulatory bodies and law enforcement officials (for example, for tax purposes or for reporting suspicious transactions); and,
•	Other organizations, as permitted by law (for example, for fraud prevention).

Our contracts with service providers require them to maintain the confidentiality of your information.

Green Century restricts access to nonpublic personal and financial information about you to those employees who need to know that information in order to provide products or services to you. We require our employees to guard the confidentiality of your information and we maintain policies and procedures to safeguard your nonpublic personal and financial information.

Privacy Online.    Just as we protect your personal and financial information collected on account registration forms and other correspondence, we also employ security measures to protect your information while you view your account or conduct transactions online. Our online account access website provides a secure platform to prevent unauthorized access to your information. Your Internet browser provides additional security by allowing us to use Secure Socket Layer (SSL) encryption up to 128-bit length encryption (the most secure system currently available) when transmitting your information. In an effort to provide the highest degree of security for your information, we strongly recommend the use of 128-bit encryption browsers. Versions of Mozilla 2.0 and higher, and Microsoft Internet Explorer 6.0 and higher provide this level of security.

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Encryption is the process for scrambling your identification and account information as it passes between our system and your computer. The encryption process is built into most Internet browsers. The larger the number of bits for encryption (e.g. 40 or 128) the more difficult (exponentially) it is for an unauthorized person to unscramble the transmission. The highest level of encryption commercially available is 128-bit and is what we recommend to access your information.

Notice.     Green Century will provide you notice of our Privacy Policy annually, as long as you maintain an account with us. Green Century reserves the right to make changes to this policy. We will notify you in writing before we make changes that affect the way we collect and share your information. If you have chosen to receive Green Century documents electronically, we will provide notification to you via email. We will notify you through periodic updates of our Privacy Policy online when we make changes that affect the security measures we employ to protect your information while viewing your account information or conducting transactions online.

Should you have questions, please telephone us at 1-800-93-GREEN.

This Privacy Policy applies to the Green Century Funds and Green Century Capital Management, Inc. (7/09)

The Green Century Funds Privacy Policy is not a part of the Prospectus.

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INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

email: info@greencentury.com

INVESTMENT SUBADVISER

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, IL 60603

LICENSOR OF THE WORLD EX USA SRI EX FOSSIL FUELS INDEX

MSCI Inc.

7 World Trade Center

250 Greenwich Street, 49th Floor

New York, NY 10007

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

SUBADMINISTRATOR AND DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

235 West Galena Street

Milwaukee, WI 53212

CUSTODIAN

UMB Bank, n.a.

928 Grand Blvd

Kansas City, MO 64106

TRANSFER AGENT

Atlantic Shareholder Services, LLC

Three Canal Plaza

Portland, ME 04101

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

Two Financial Center

60 South Street

Boston, MA 02111

TO INVEST AND FOR ACCOUNT CORRESPONDENCE:

Green Century Funds

PO Box 588

Portland, ME 04112

1-800-221-5519

A Statement of Additional Information about the Fund has been filed with the Securities and Exchange Commission (SEC). The Statement of Additional Information is incorporated by reference in this prospectus. Additional information about the Green Century Funds’ investments will be available in the Funds’ annual and semi-annual reports. The annual report includes a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. To obtain free copies of any of these documents or to make shareholder inquiries, call 1-800-93-GREEN. Each of these documents is also available on our website at www.greencentury.com.

Fund reports, the Statement of Additional Information and other information about the Fund are also available on the EDGAR Database on the SEC’s internet site at http://www.sec.gov. Copies may be obtained upon payment of a duplicating fee, by writing the SEC’s Public Reference Section, Washington DC 20549-0102 or by electronic request at the following e-mail address: publicinfo@sec.gov. You may also visit the SEC’s public reference room in Washington, D.C. For more information about the Public Reference Room you may call the SEC at 1-202-551-8090.

811-06351

Printed on recycled paper with soy-based ink.

STATEMENT OF ADDITIONAL INFORMATION

September 30, 2016

The information in this Statement of Additional Information is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. The Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

GREEN CENTURY FUNDS

Green Century MSCI International Index Fund

Individual Investor Class: GC    X

Institutional Class: GC    X

114 State Street, Suite 200, Boston, Massachusetts 02109

This Statement of Additional Information is for the Green Century MSCI International Index Fund (the “Green Century International Index Fund”, the “International Index Fund” or the “Fund”), a series of Green Century Funds (the “Trust” or the “Funds” or “Green Century”). The Fund pursues its investment objective through investments consistent with the Trust’s commitment to environmental responsibility. The Fund seeks to achieve long-term total return which matches the performance of an index made up of the stocks of foreign companies selected based on environmental, social and governance criteria. There can be no assurance that the investment objective of the Fund will be achieved.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Fund’s Prospectus dated September 30, 2016, a copy of which may be obtained from the Trust at the address noted above or by telephoning 1-800-93-GREEN. Terms used but not defined herein, but which are defined in the Prospectus, are used as defined in the Prospectus.

THE GREEN CENTURY FUNDS

The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a business trust under the laws of the Commonwealth of Massachusetts on July 1, 1991.

INVESTMENT OBJECTIVES, RISKS AND POLICIES

The following supplements the information contained in the Prospectus concerning the investment objective, policies and techniques of the Fund.

INTERNATIONAL INDEX FUND

The International Index Fund seeks to achieve its investment objective by investing in the common stocks comprising the MSCI World ex USA SRI ex Fossil Fuels Index (the World ex USA SRI ex Fossil Fuels Index or the Index), a custom index calculated by MSCI Inc. The World ex USA SRI ex Fossil Fuels Index is comprised of the common stocks of the companies in the MSCI World ex USA SRI Index (the “World ex USA SRI Index”), minus the stocks of the companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas included in the World ex USA SRI (Socially Responsible Investment) Index. The World ex USA SRI ex Fossil Fuels Index is a capped version of the World ex USA SRI Index that limits company concentration by constraining the maximum weight of a company to 5% of the index.

The World ex USA SRI Index includes large and mid-cap stocks from approximately 22 developed markets countries (excluding the U.S.). The World ex USA SRI Index is a float-adjusted, market capitalization-weighted, common stock index of foreign equities that provides exposure to companies with what MSCI calculates to have outstanding Environmental, Social and Governance (ESG) ratings and excludes companies whose products have negative social or environmental impacts. “Float-adjusted” means that only the shares of company stock that are readily available in the public market will be used to calculate a company’s market capitalization. Shares that are closely held by other publicly traded companies, control groups, or government agencies will be excluded from the calculation.

The World ex USA SRI Index includes companies that have positive environmental, social and corporate governance performance relative to their industry and sector peers, and in relation to the broader market. The International Index Fund does not invest in, and the World ex USA SRI ex Fossil Fuels Index excludes, companies that explore for, extract, produce, manufacture or refine coal, oil or gas or produce or transmit electricity derived from fossil fuels or transmit natural gas.

The International Index Fund intends to readjust its securities holdings periodically such that those holdings will correspond, to the extent reasonably practicable, to the World ex USA SRI ex Fossil Fuels Index both in terms of composition and weighting. The timing and extent of adjustments in the holdings of the International Index Fund, and the extent of the correlation of the holdings of the International Index Fund with the World ex USA SRI ex Fossil Fuels Index, will reflect the International Index Fund’s subadviser’s judgment as to the appropriate balance as between the goal of correlating its holdings with the composition of the World ex USA SRI ex Fossil Fuels Index and the goals of minimizing transaction costs and keeping sufficient reserves available for anticipated redemptions of shares. Northern Trust Investments, Inc. (“NTI” or the “Subadviser”) is the International Index Fund’s Subadviser. To the extent practicable, the International Index Fund will seek a correlation between the weightings of securities held by the International Index Fund to the weightings of the securities in the World ex USA SRI ex Fossil Fuels Index of 0.95 or better. The Board of Trustees of the International Index Fund will receive and review, at least quarterly, a report prepared by the Subadviser comparing the performance of the International Index Fund with that of the World ex USA SRI ex Fossil Fuels Index, and comparing the composition and weighting of the International Index Fund’s holdings with those of the World ex USA SRI ex Fossil Fuels Index, and will consider what action, if any, should be taken in the event of a significant variation between the performance of the International Index Fund and that of the World ex USA SRI ex Fossil Fuels Index, or between the composition and weighting of the International Index Fund’s securities holdings with those of the stocks comprising World ex USA SRI ex Fossil Fuels Index. If the correlation between the weightings of securities held by the International Index Fund and the weightings of the stocks in the World ex USA SRI ex Fossil Fuels Index falls below 0.95, the Board of Trustees of the International Index Fund will review with the Adviser and the Subadviser of the International Index Fund methods for increasing such correlation, such as through adjustments in securities holdings of the International Index Fund. To the extent practicable, the International Index Fund will attempt to be fully invested. The International Index Fund may use a representative sampling strategy to achieve its investment objective, which means that it may not always hold the same securities in the same proportions as the World ex USA SRI ex Fossil Fuels Index.

The International Index Fund reserves the right to temporarily use a different investment strategy for defensive purposes in response to extraordinary market conditions, economic factors, or other occurrences. This may adversely affect the International Index Fund’s performance and the International Index Fund may not achieve its investment objective. Investors should note, however, that the International Index Fund may decide not to do so in the future, even in the event of deteriorating market conditions.

Rule 144A Securities: The International Index Fund may invest in certain restricted securities (“Rule 144A securities”) for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A, as defined under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers. The International Index Fund does not currently intend to invest in these securities.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the SEC stated that the ultimate responsibility for liquidity determinations is that of an investment company’s board of directors. However, the SEC stated that the board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the board retains sufficient oversight.

To the extent that liquid Rule 144A securities that the International Index Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of the International Index Fund’s assets invested in illiquid assets would increase. The Adviser and the Subadviser will monitor the International Index Fund’s investments in Rule 144A securities and will consider appropriate measures to enable the International Index Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Repurchase Agreements: The International Index Fund may invest in repurchase agreements that are fully collateralized by securities in which the International Index Fund may otherwise invest. A repurchase agreement involves the purchase of a security that later must be sold back to the seller (which is usually a member bank of the U.S. Federal Reserve System or a member firm of the New York Stock Exchange (“NYSE”) (or a subsidiary thereof)) at an agreed time (usually not more than seven days from the date of purchase) and price. The resale price reflects the purchase price plus an agreed-upon market rate of interest. Under the 1940 Act, repurchase agreements may be considered to be loans by the buyer. If the seller defaults, the underlying security constitutes collateral for the seller’s obligation to pay although the International Index Fund may incur certain costs in liquidating this collateral and in certain cases may not be permitted to liquidate this collateral. In the event of the bankruptcy of the other party to a repurchase agreement, the International Index Fund could experience delays in recovering either the securities or cash. To the extent that, in the meantime, the value of the securities purchased has decreased, the International Index Fund could experience a loss.

Option Contracts: Although it has no current intention to do so, the International Index Fund may in the future enter into certain transactions in stock options for the purpose of hedging against possible increases in the value of securities which are expected to be purchased by the International Index Fund or possible declines in the value of securities which are expected to be sold by the International Index Fund. Generally, the International Index Fund would only enter into such transactions on a short-term basis pending readjustment of its holdings of underlying stocks.

The purchase of an option on an equity security provides the holder with the right, but not the obligation, to purchase the underlying security, in the case of a call option, or to sell the underlying security, in the case of a put option, for a fixed price at any time up to a stated expiration date. The holder is required to pay a non-refundable premium, which represents the purchase price of the option. The holder of an option can lose the entire amount of the premium, plus related transaction costs, but not more. Upon exercise of the option, the holder is required to pay the purchase price of the underlying security in the case of a call option, or deliver the security in return for the purchase price in the case of a put option.

Prior to exercise or expiration, an option position may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the exchange on which the position was originally established. While the International Index Fund would establish an option position only if there appears to be a liquid secondary market therefore, there can be no assurance that such a market will exist for any particular option contract at any specific time. In that event, it may not be possible to close out a position held by the International Index Fund, and the International Index Fund could be required to purchase or sell the instrument underlying an option, make or receive a cash settlement or meet ongoing variation margin requirements. The inability to close out option positions also could have an adverse impact on the International Index Fund’s ability to effectively hedge its portfolio.

Transactions by the International Index Fund in options on securities will be subject to limitations established by each of the exchanges, boards of trade, or other trading facilities governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that the International Index Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Adviser or the Subadviser. An exchange, board of trade, or other trading facility may order the liquidation of positions found to be in excess of these limits and it may impose certain other sanctions.

Short Sales: Although it has no current intention to do so, the International Index Fund may make short sales of securities or maintain a short position, if at all times when a short position is open the International Index Fund owns an equal amount of such securities, or securities convertible into such securities.

Foreign Securities: Diversification of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor’s entire investment holdings. In the period since World War II, many leading foreign economies have grown more rapidly than the United States economy, providing investment opportunities, although there can be no assurance that this will be true in the future. As with any long-term investment, the value of shares when sold may be higher or lower than when purchased.

Investors should recognize that investing in foreign securities involves certain risk factors, including those set forth below, which are not typically associated with investing in United States securities and which may affect the Fund’s performance favorably or unfavorably. Many foreign stock markets, while growing in volume of trading activity, have substantially less volume than the NYSE, and securities of some foreign companies are less liquid and more volatile than securities of domestic companies. Similarly, volume and liquidity in most foreign bond markets is less than that in the United States market and, at times, volatility of price can be greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems either could result in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser. Fixed commissions on some foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund will endeavor to achieve the most favorable net results on portfolio transactions. Further, the Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts. There is generally less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. It may be more difficult for the Fund’s agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. Some markets in which the Fund may invest are located in parts of the world that have historically been prone to natural disasters that could result in a significant adverse impact on the economies of those countries and investments made in those countries.

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership in the underlying securities. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in U.S. securities markets. GDRs are receipts issued in more than one country, evidencing ownership in underlying securities issued by a foreign company.

Some countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and without Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.

Natural Disasters: Certain areas of the world, including areas within the United States, historically have been prone to natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts. Such disasters, and the resulting damage, could have a significant adverse impact on the economies of those areas and on the ability of issuers in which the Fund invests to conduct their businesses, and thus on the investments made by the Fund in such geographic areas and/or issuers. Adverse weather conditions could have a significant adverse impact on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters as well as on companies in most other sectors.

Risks of Specialized Investment Techniques Abroad: The above described specialized investment techniques, when conducted abroad, may not be regulated as effectively as in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

Lending of Portfolio Securities: The Fund may lend its securities to brokers, dealers and financial institutions, provided (1) the loan is secured continuously by collateral, consisting of U.S. Government securities or cash or letters of credit, which is marked to the market daily to ensure that each loan is fully collateralized at all times; (2) the loan may be called at any time and the return of the securities loaned obtained within three business days; (3) the Fund will receive any interest or dividends paid on the securities loaned; and (4) the aggregate market value of securities loaned will not at any time exceed 30% of the total assets of the Fund.

The Fund will earn income for lending its securities either in the form of fees received from the borrower of the securities or in connection with the investment of cash collateral in short-term money market instruments. The Fund will continue to have the market risks and other risks associated with owning the securities on loan, as well as the risks associated with the investment of the cash collateral received in connection with the loan. Loans of securities also involve a risk that the borrower may fail to return the securities, there may be a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, a delay in recovery of the securities, or the loss of rights in the collateral should the borrower fail financially. If a borrower defaults, the value of the collateral may decline before the Fund can dispose of it. The Fund may not exercise voting rights on loaned securities, but reserves the right to recall loaned securities so that they may be voted according to the Fund’s proxy voting policy.

In connection with lending securities, the Fund may pay reasonable finders, administrative and custodial fees. No such fees will be paid to any person if it or any of its affiliates is affiliated with the Fund, the investment adviser of the Fund, or the investment subadviser of the Fund.

At the present time, the Fund does not intend to loan securities worth more than 5% of the Fund’s assets.

INVESTMENT RESTRICTIONS

The Fund is operated under the following investment restrictions which are deemed fundamental policies and may be changed with respect to the Fund only with the approval of the holders of a “majority of the outstanding voting securities” of the Fund which, as defined in the 1940 Act and as used herein, means the vote of the lesser of (i) 67% or more of the voting power of the Fund’s outstanding voting securities present at a meeting, if the holders of more than 50% of the voting power of the Fund’s outstanding voting securities are present in person or represented by proxy; or (ii) more than 50% of the voting power of the Fund’s outstanding voting securities, whichever is less.

The Fund may not:

(1) borrow money if such borrowing is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(2) underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except in so far as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

(3) make loans to other persons if such loans are prohibited by the 1940 Act or the rules and regulations promulgated thereunder;

(4) purchase or sell real estate or interests in oil, gas or mineral leases in the ordinary course of business (the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

(5) purchase or sell commodities or commodities contracts in the ordinary course of business (the foregoing shall not preclude the Fund from purchasing or selling futures contracts or options thereon);

(6) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder; and

(7) invest more than 25% of its assets in any one industry except that if an investment objective or strategy of the Fund is to match the performance of an index and the stocks in a single industry comprise more than 25% of such index, the Fund will invest more than 25% of its assets in that industry.

Non-Fundamental Restrictions: In addition, as a non-fundamental policy, the Fund will under normal circumstances and as a matter of operating policy, invest at least 80% of its assets in the component securities of the World Ex USA SRI ex Fossil Fuels Index and in American Depositary Receipts, Global Depositary Receipts and Euro Depositary Receipts representing the component securities of the Index. Compliance with this non-fundamental investment restriction is measured at the time an investment is made. Shareholders of the Fund will be provided with at least 60 days’ prior notice of any change in the non-fundamental restriction set forth in this paragraph.

In addition, as a non-fundamental policy, not more than 15% of the net assets of the Fund will be invested in illiquid securities, except that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act or the rules and regulations thereunder.

Diversification: The Fund is currently classified as a diversified Fund under the 1940 Act. The Fund may only change to non-diversified status with the approval of the Fund’s shareholders. Under the 1940 Act, such approval requires the affirmative vote (a) of 67% or more of the voting securities present at an annual or special meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy, or (b) of more than 50% of the outstanding voting securities of the Fund, whichever is less.

In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 5% of the Fund’s total assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the (i) United States, (ii) any state or political subdivision thereof, (iii) any political subdivision of any such state, or (iv) any agency or instrumentality of the United States, any state or political subdivision thereof, or any political subdivision of any such state), provided that, for purposes of this restriction, (a) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (b) the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act the rules and regulations thereunder, and exemptive orders granted under such Act.

In addition, as a non-fundamental policy, the Fund may not, as to 75% of its total assets, purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by the Fund, provided that, for purposes of this restriction, (i) the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract and (ii) the Fund may invest all or any portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act the rules and regulations thereunder, and exemptive order granted under such Act.

Percentage Restrictions: If a percentage restriction or rating restriction on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by the Fund or a later change in the rating of a security held by the Fund will not be considered a violation of policy; provided that if at any time the ratio of borrowings of the Fund to the net asset value of the Fund exceeds the ratio permitted by Section 18(f) of the 1940 Act, the Fund will take the corrective action required by Section  18(f).

TRUSTEES AND OFFICERS

The affairs of the Green Century Funds are conducted under the direction of the Board of Trustees of Green Century in accordance with the laws of the Commonwealth of Massachusetts.

The Trustees and Officers of the Trust, their ages, their principal occupations during the past five years (although their titles may have varied during the period), other directorships held during the past five years and the number of investment companies in the Green Century Family of Funds that the Trustees oversee are set forth below.

Trustees of the Trust

Green Century Funds Trustees and Officers

The following table presents information about each Trustee and each Officer of the Trust. Each Trustee and each officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with the Funds as described below. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee holds office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office. During the past five years, no Trustee or Officer has been a director of a public company or a registered investment company other than, with respect to the Trustees, the Funds.

Name, Address and Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Number of Funds in Green Century Family of Funds Overseen by Trustee
Independent Trustees:
Jonathan Darnell 114 State Street Suite 200 Boston, MA 02109 Age: 56	Trustee since 2014	Managing Director, AltEnergy, LLC (since 2016); Managing Director, Pickwick Capital Partners (since 2014); President/Founder, Patolan Partners (since 2011); Vice President, Morgan Stanley, Private Wealth Management Group (2004-2011).	Advisory Board member, CardioReady LLC; Board member, Voices for Progress.	3

Name, Address and Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Number of Funds in Green Century Family of Funds Overseen by Trustee

Daniel S. Kern 114 State Street Suite 200 Boston, MA 02109 Age: 55	Trustee since 2015	Chief Investment Strategist, TCF Financial Management (since 2015); President and Chief Investment Officer, Advisor Partners (2011 - 2015); Managing Director and Portfolio Manager, Charles Schwab Investment Management (2003-2011)	None	3

Peter D. Kinder 114 State Street Suite 200 Boston, MA 02109 Age: 70	Trustee since 2015	Independent Consultant on Socially Responsible Investing (since 2009)	Director, Trillium Asset Management (2013-2014)	3

Laurie Moskowitz 114 State Street Suite 200 Boston, MA 02109 Age: 51	Trustee since 2014	Senior Director, Campaigns – North America, The ONE Campaign (since 2011); Founder and Principal Partner, FieldWorks (1999-2011).	None	3

Bancroft R. Poor 114 State Street Suite 200 Boston, MA 02109 Age: 59	Trustee since 2014	Vice President for Operations/Chief Financial Officer/Assistant Treasurer, Massachusetts Audubon Society (since 1994).	Trustee and Chair of Finance and Administration Committee, the Quebec Labrador Foundation (since 2007); Director and Treasurer of US Offshore Wind Collaborative (2010-2013).	3

Name, Address and Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Number of Funds in Green Century Family of Funds Overseen by Trustee
Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 51	Trustee since 2009	Senior Advisor, Funder Collaborations, ClimateWorks Foundation (since 2014); Organizational Development Consultant, Self-employed (since 2007); Director of Major Donor Development and Special Projects, BlueGreen Alliance (2011-2012); Chief Operating Officer, Apollo Alliance (2007-2011)	None	3

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 68	Independent Chairperson since 2009, Trustee since 1991	Consultant, Rainville Petito, PLLC (since 2016); Consultant, Danielson Rainville Attorneys, PLLC (2015). Senior Attorney, Starr and Associates, PC (1982-2014).	Director and President, Gunnison Valley Housing Foundation (since 2011); Director and Vice President, Coal Creek Watershed Coalition (since 2011); President, Peanut Mine, Inc. (2002-2012).	3

Interested Trustees:
Douglas H. Phelps* 114 State Street Suite 200 Boston, MA 02109 Age: 69	Trustee since 1997	President (1996 - 2003) and Director (since 1996), Green Century Capital Management, Inc.; President and Executive Director, The Public Interest Network (since 1982); President, U.S. PIRG (since 1983); President, Environment America (since 2007); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (since 2003)	None	3

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 54	Trustee since 1991	President (2006-2013) and Director (since 2006), Green Century Capital Management, Inc.; Political Director, The Public Interest Network (since 1989); Senior Staff, Center for Public Interest Research (since 1989); Acting Director, Fair Share (since 2012); President, Environment America Research and Policy Center (since 2007).	None	3

Name, Address and Age	Position(s) Held with the Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held During Past 5 Years	Number of Funds in Green Century Family of Funds Overseen by Trustee
Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 64	President since 2005; Treasurer since 2008 and from 1991-2005	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	None	Not applicable

Amy F. Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 57	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.	None	Not Applicable

The Trustees are experienced business people, attorneys and non-profit organization managers who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, oversee management of the risks associated with such activities and contractual arrangements, and review the Funds’ performance and expenses, among other reviews and assessments. In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the individual Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board, as a whole, to operate effectively in governing the Funds and protecting the interests of shareholders. In addition, each Trustee is committed to the Funds’ and Green Century Capital Management, Inc.’s (“Green Century Capital” or the “Adviser”) mission of offering environmentally responsible and fossil fuel free mutual funds and advocating for greater corporate environmental accountability. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board’s conclusion that the Trustee should serve (or continue to serve) as a trustee of the Funds, is provided in the table above, and in the following paragraphs. References to experience, qualifications, attributes and/or skills of Trustees do not constitute holding out the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any Trustee or on the Board by reason thereof.

Mr. Starr and Ms. Wendlandt have each served as a Trustee of the Trust since the Trust’s inception in 1991. Mr. Starr is the founder of a law firm in Colorado and is also a Director and the President of the Gunnison Valley Housing Foundation and a Director and the Vice President of the Coal Creek Watershed Coalition, both based in Colorado. He has participated in and served on numerous community service organizations and boards for over 30 years. He currently serves as the Independent Chairperson of the Board of Trustees of the Trust.

Ms. Wendlandt has worked with The Public Interest Network, a family of several dozen organizations working for social change in the United States, since 1984, currently serving as its Political Director. During her time with the Public Interest Network, she has built and run organizations as well as directed campaigns on numerous issues, including stopping the proliferation of genetically engineered food, nuclear and toxic waste pollution issues, and campaign finance reform. The Public Interest Network started as a collaboration of the state PIRG organizations, several of which are owners of Green Century Capital.

Mr. Phelps has served as a Trustee of the Trust since 1997. Mr. Phelps is President and Executive Director of the Public Interest Network. He also Chairs the Board of U.S. PIRG, the federation of State PIRGs, and Chairs the Advisory Board of the Fund for the Public Interest, a national non-profit that runs grass-roots campaigns to raise money, sign up members, educate the public and build political support for some of the nation’s leading public interest non-profits. He also serves as a board member or chair of several other non-profit and environmental organizations.

Ms. Raftery has been a Trustee of the Trust since 2009. She is currently the Senior Advisor, Funder Collaborations, at ClimateWorks Foundation, which supports public policies that are designed to address climate change. She previously served as the Chief Operating Officer and as the Director of Major Donor Development and Special Projects at two national non-profit organizations promoting a green economy. She has extensive experience in non-profit management. She has also worked on environmental issues with labor unions, businesses, environmental groups and foundations in the U.S. and Europe.

Mr. Poor, Mr. Darnell and Ms. Moskowitz have each served as a Trustee of the Trust since 2014. Mr. Poor is currently the Vice President for Operations, the Chief Financial Officer and an Assistant Treasurer for the Massachusetts Audubon Society. He is in charge of all of Mass Audubon’s financial, administrative, information technology, human resources and capital assets and planning functions. Previously, he was the Finance Director for the Massachusetts Public Interest Research Group and prior to that, worked in research and management consulting positions. He also has served as a board member for several non-profits and environmental organizations.

Mr. Darnell is the founder and owner of a private placement firm, specializing in the alternative energy and biomedical sectors. He is also a Managing Director of a firm specializing in alternative energy enterprises. Previously he was a Vice President at Morgan Stanley in Private Wealth Management, the Firm’s ultra-high net worth division, where he provided investment advice and portfolio management services across all asset classes for clients with combined total capital exceeding five billion dollars. Prior to that, he served in various senior management and board capacities at the Public Interest Network of environmental and citizen advocacy organizations. He also has many years of involvement in public policy and commercial aspects of renewable power generations and resource conservation.

Ms. Moskowitz is currently the Senior Director for Campaigns-North America for The ONE Campaign. She is responsible for creating high impact campaigns to secure public and political support for overseas development assistance from the U.S. Government and international multi-lateral institutions. Previously, she was the founder and principal partner of FieldWorks, a campaign planning firm, managing all aspects of the business, including marketing and promotion, project development, client relations, budget oversight, administration, legal and human resources. Prior to that, she worked for the Democratic National Committee and various political campaigns. She has extensive experience as an organizational leader, strategic thinker, manager and business owner.

Messrs. Kern and Kinder have each served as a Trustee of the Trust since November 19, 2015. Mr. Kern is the Chief Investment Strategist of TFC Financial Management and is responsible for overseeing TFC’s investment process, research activities and portfolio strategy. He authors investment newsletters and white papers and meets with interested clients to provide investment support. Mr. Kern chairs the firm’s Investment Committee. Prior to joining TFC in 2015, he was the president and chief investment officer at Advisor Partners, a boutique asset manager in the San Francisco area that manages equities and asset allocation products for advisors, financial institutions and family offices. He was responsible for management of the firm including oversight of sales, client services and operations. His background has included investment analysis, portfolio management, trust banking, overseeing investment teams, as well as the domestic and international marketing of these services to individuals and institutions. Mr. Kern is a CFA Charterholder and a former president of the CFA Society of San Francisco.

In 1988, Mr. Kinder co-founded what became KLD Research & Analytics, Inc. and served as its President until its sale in 2009 to Risk Metrics Group (now owned by MSCI). In 1990, the company created the first index to gauge the performance of SRI portfolios – the Domini/KLD 400. Mr. Kinder was also a co-founder (1991) and principal (1997-2000) of Domini Social Investments, LLC, a mutual fund company. Among his books are: Ethical Investing (1984); The Social Investment Almanac (1992); and Investing for Good (1993). He has published numerous articles and white papers on legal issues affecting SRI, the evolving nature of the corporation, and fiduciary duties of boards. He has spoken at events on four continents. He has received numerous awards, including the Joan Bavaria Award for Building Sustainability into the Capital Markets (2011) and the First Affirmative Financial Network SRI Service award (1992).

The Chairperson of the Board of Trustees of the Trust is an Independent Trustee, as defined in the 1940 Act. The Chairperson presides at meetings of the Board and at executive sessions of the Independent Trustees. The Independent Chairperson is appointed by a majority of the Independent Trustees. It is the policy of the Board that the Independent Chairperson of the Board, with full responsibilities as a chairperson would generally have, will continue to be an Independent Trustee. The Board of Trustees has determined that having its Chairperson be an Independent Trustee is in the best interests of the Funds’ shareholders. The Board has four standing committees, described in more detail below. Through the committees, particularly the Audit Committee, the Independent Trustees consider and address important matters involving the Funds, including those presenting conflicts or potential conflicts of interest with management. The Board has determined that delegation to the committees of specified oversight responsibilities helps ensure that the Funds have effective independent governance and oversight. The Board has determined that its leadership and committee structure is appropriate given Green Century Capital’s role with respect to the Funds’ investment and business operations. The Board believes that the leadership and committee structure provides effective management for the relationships between the Funds, Green Century Capital and the Trust’s other principal service providers, and facilitates the exercise of the Board’s independent judgment in evaluation and managing the relationships.

Like other mutual funds, the Funds are subject to risks, including investment, compliance, operational and valuation risks, among others. The Board oversees risk as part of its oversight of the Funds. Risk oversight is addressed as part of various Board and committee activities. The Board, directly or through its committees, interacts with and reviews reports from, among others, the investment adviser and administrator, Green Century Capital, the Funds’ Chief Compliance Officer (“CCO”), the subadvisers, and the Funds’ independent registered public accounting firm, as appropriate, regarding risks faced by the Funds and risk management. The Board has designated the CCO to be responsible for the Funds’ compliance policies and procedures. The CCO reports to the Independent Trustees of the Board and is responsible for delivering, at least annually, a written report on compliance and other required or agreed on matters to the Board. The Independent Trustees of the Board also meet with the CCO, separately from management, generally at least annually, to address compliance issues and other relevant matters. The actual day-to-day risk management functions with respect to the Funds are subsumed within the responsibilities of the investment adviser and administrator, the subadvisers, and other service providers, depending upon the nature of the risk. In the course of its interactions with the various service providers, the Board has emphasized the importance of maintaining vigorous risk management programs and procedures. The Trustees recognize that not all risks that may affect the Funds can be identified. Processes and controls developed cannot eliminate or mitigate the occurrence or effects of all risks, and some risks may be simply beyond any processes, procedures or controls of the Board, the Funds, Green Century Capital, or other service providers. As a result of the foregoing and for other reasons, the Board’s risk management oversight is subject to substantial limitations.

The Green Century Funds Board of Trustees Committees

The Board of Trustees of the Trust has four standing committees: an Audit Committee, a Nominating Committee, a Valuation Committee and a Qualified Legal Compliance Committee.

James H. Starr and Bancroft R. Poor, each an Independent Trustee, are members of the Audit Committee. The Audit Committee met twice during the Trust’s last fiscal year to select the auditor, review the Funds’ financial statements and audited annual report, to receive the report of the Trust’s independent auditors, and to review the internal and external accounting procedures of the Trust.

James H. Starr and Mary Raftery, each an Independent Trustee, are members of the Nominating Committee. The Nominating Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board of Trustees. The Nominating Committee will consider nominees recommended by shareholders. If you would like to recommend a nominee to the Nominating Committee, please deliver your recommendations in writing to the Secretary of the Trust, c/o Green Century Capital Management, Inc., 114 State Street, Suite 200, Boston, MA 02109. The Nominating Committee met twice during the Trust’s last fiscal year.

Bancroft R. Poor and Jonathan Darnell are members of the Valuation Committee. Both are Independent Trustees. The Valuation Committee monitors the valuation of fund investments. The Valuation Committee did not meet during the Trust’s last fiscal year.

James H. Starr, Mary Raftery and Peter D. Kinder are members of the Qualified Legal Compliance Committee (“QLCC”). The QLCC is authorized to receive, evaluate and investigate reports of material violations of law as prescribed by Section 307 of the Sarbanes-Oxley Act of 2002, which shall include, without limitation, the authority to retain such legal counsel and expert personnel as the QLCC may deem necessary and to notify the SEC in the event the Trust fails to implement a recommendation of the QLCC following an investigation. The QLCC did not meet during the Trust’s last fiscal year.

The Green Century International Index Fund

Trustee Share Ownership

As of the date of this SAI, the Fund had not yet publicly offered its shares and therefore the Trustees did not own shares of the Fund.

Trustee Compensation

No Trustee of the Trust receives any compensation from the Trust, but each Trustee is reimbursed for any out-of-pocket expenses incurred in attending meetings of the Board of Trustees or of any committee thereof. Information regarding compensation paid to the Trustees of the Trust for the fiscal year ended July 31, 2016, is set forth below. The Trust does not contribute to a retirement plan for the Trustees of the Trust.

Trust Trustees

NAME OF PERSON, POSITION	AGGREGATE COMPENSATION FROM THE TRUST	PENSION OR RETIREMENT BENEFITS ACCRUED AS PART OF FUNDS EXPENSES	ESTIMATED ANNUAL BENEFITS UPON RETIREMENT	TOTAL COMPENSATION FROM THE FUNDS AND GREEN CENTURY FUND COMPLEX PAID TO TRUSTEES

John Comerford, Trustee+	None	None	None	None

Jonathan Darnell, Trustee	None	None	None	None

Daniel S. Kern, Trustee++	None	None	None	None

Peter D. Kinder, Trustee++	None	None	None	None

Laurie Moskowitz, Trustee	None	None	None	None

Bancroft R. Poor, Trustee	None	None	None	None

Douglas H. Phelps, Trustee	None	None	None	None

Mary Raftery, Trustee	None	None	None	None

James H. Starr, Independent Chairperson and Trustee	None	None	None	None

Wendy Wendlandt, Trustee	None	None	None	None

+	Mr. Comerford resigned as a Trustee, effective November 19, 2015.
++	Messrs. Kern and Kinder began serving as Trustees on November 19, 2015.

Control Persons and Principal Holders of Securities

As of the date of this Statement, the Fund had not yet publicly offered its shares, and, therefore, the Trustees and officers of the Trust as a group did not own more than 1% of the outstanding shares of each class of the Fund. No other entity owned more than 5% of the shares of each class of the Fund.

Proxy Voting Policies

The Green Century Funds have delegated proxy voting decisions to their investment adviser, Green Century Capital. The policies and procedures that the adviser uses to determine how to vote the Funds’ proxies are included in Appendix A. Details of the Funds’ voting record for the 12-month period ended June 30, 2016 are available (i) by calling toll-free at 1-800-93-GREEN (800-934-7336); (ii)- on the Funds’ web site, www.greencentury.com and (iii) on the SEC’s website at www.sec.gov.

Code of Ethics

Rule 17j-1 under the 1940 Act is designed to prevent abuses that could occur as a result of conflicts of interest arising out of personal trading by persons involved with or with access to information about a fund’s investment activities. The Funds, the Adviser and each of the Fund’s subadvisers (as defined below), and UMB Distribution Services, LLC, the Funds’ distributor, have each adopted detailed Codes of Ethics regarding personal investing by their personnel pursuant to Rule 17j-1 under the 1940 Act. The Codes of Ethics permit personnel subject to the Codes to invest in securities that may be purchased or held by the Funds. The Code of Ethics require personnel who are “access persons” of the Funds within the meaning of Rule 17j-1 to comply with their respective Code of Ethics, subject to sanctions for noncompliance. Each Code of Ethics places certain restrictions on the trading activities of its access persons, along with reporting requirements.

INVESTMENT ADVISERS

International Index Fund

International Index Fund Investment Adviser. Under an Investment Advisory Agreement dated as of September 30, 2016 (the “Advisory Agreement”) and subject to the general supervision of the Trust’s Trustees and in conformance with the respective stated policies of the International Index Fund, Green Century Capital provides general investment advice to the International Index Fund.

The Advisory Agreement provides that it will continue for a period of two years from the date of the Advisory Agreement and indefinitely if its continuance is specifically approved at least annually thereafter by the vote of the holders of a majority of the outstanding voting securities of the International Index Fund or by vote of a majority of the Trust’s Board of Trustees; and provided further that such continuance is also approved annually by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of the Trust’s Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without payment of any penalty, by the Trust’s Board of Trustees or by a vote of the majority of the outstanding voting securities of the Fund upon 60 days’ prior written notice to the Adviser and by the Adviser upon 60 days’ prior written notice to the Trust. The Advisory Agreement provides that it shall terminate automatically in the event of its assignment.

The Advisory Agreement further provides that absent willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties under the Advisory Agreement on the part of the Adviser, the Adviser shall not be subject to liability to the Trust or to any shareholder of the Fund for any act or omission in the course of, or in connection with, rendering services under the Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security. The Advisory Agreement also provides that the services of the Adviser are not deemed exclusive and that the Adviser may render similar services to others.

Under the Advisory Agreement, the Trust has agreed that the names “Green Century Funds” and “Green Century” are proprietary to the Adviser.

Green Century Capital is wholly-owned by Paradigm Partners, a California general Partnership, the partners of which are all not-for-profit advocacy organizations. MASSPIRG owns approximately 46% of Paradigm Partners.

As compensation for the services rendered and obligations assumed by the Adviser, the Trust pays to the Adviser a monthly fee equal on an annual basis to 0.28% of the average daily net assets of the International Index Fund.

No information regarding advisory fees incurred by the Fund is given because the Fund had not yet commenced operations as of the date of this SAI.

The World ex USA SRI ex Fossil Fuels Index is licensed to Green Century Capital effective September 30, 2016. MSCI Inc. (“MSCI”) is the owner of the World ex USA SRI ex Fossil Fuels Index, but is not the manager of the International Index Fund. Pursuant to an agreement between MSCI and Green Century Capital, the International Index Fund may be required to discontinue the use of the World ex USA SRI ex Fossil Fuels Index if the license agreement between MSCI and Green Century Capital is terminated.

International Index Fund Subadviser. Green Century Capital has entered into an Investment Subadvisory Agreement on behalf of the International Index Fund with Northern Trust Investments, Inc. (“NTI”) dated as of September 30, 2016. Pursuant to the Subadvisory Agreement, NTI implements the daily portfolio transactions necessary to maintain the proper correlation between the assets of the International Index Fund and the World ex USA SRI ex Fossil Fuels Index, subject always to the provisions of the 1940 Act and to the investment objective, policies and restrictions imposed by the International Index Fund’s then-current Registration Statement under the 1940 Act and the Fund’s Declaration of Trust and By-Laws. NTI does not determine the composition of the World ex USA SRI ex Fossil Fuels Index. NTI also provides Green Century Capital and the Board of Trustees with such reports and data as may be requested from time to time. NTI furnishes at its own expense all services, facilities and personnel necessary in connection with its activities under the Subadvisory Agreement. The Subadvisory Agreement provides that NTI may render services to others.

Northern Trust Investments, Inc., 50 South LaSalle Street, Chicago, IL 60603, a subsidiary of Northern Trust Corporation, is an Illinois State Banking Corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds.

Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended.

As of June 30, 2016, Northern Trust Corporation, through its affiliates, had assets under custody of $XX trillion and assets under investment management of $XX billion.

The Subadvisory Agreement became effective on September 30, 2016. The Subadvisory Agreement will continue in effect for a period of two years from the date of the Subadvisory Agreement and indefinitely if such continuance is specifically approved at least annually by vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the International Index Fund or by vote of a majority of the Fund’s Board of Trustees, and in either case by the vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) at a meeting called for the purpose of voting on the Subadvisory Agreement. The Subadvisory Agreement may be terminated without penalty (i) by the International Index Fund’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the International Index Fund on not more than 60 days’ nor less than 30 days’ prior written notice to NTI and Green Century Capital, (ii) by Green Century Capital upon not more than 60 days’ nor less than 30 days’ prior written notice to the International Index Fund and NTI or (iii) by NTI upon not less than 180 days’ prior written notice to the International Index Fund and Green Century Capital. The Subadvisory Agreement will automatically terminate in the event of its assignment.

The Subadvisory Agreement provides that NTI is not liable for any error of judgment or for any act or omission in the execution of securities transactions for the International Index Fund, except for willful misfeasance, bad faith, negligence, violation of law or reckless disregard of its obligations and duties under the Subadvisory Agreement.

The Subadvisory Agreement provides that NTI will obtain for the International Index Fund, in its judgment, best available execution in executing the International Index Fund’s portfolio transactions, and shall direct orders in connection with the purchase and sale of the International Index Fund’s portfolio securities to broker-dealers that sell shares of the International Index Fund only to the extent that placing such orders is in compliance with applicable laws. The Subadvisory Agreement provides that NTI may not use commissions paid to broker-dealers in connection with the purchase or sale of Fund securities to generate “soft dollars”. The Subadvisory Agreement provides that NTI may aggregate orders for the purchase or sale of portfolio securities for the International Index Fund with orders for other portfolios managed by NTI, provided that all securities purchased or proceeds of the sale of securities are allocated at the average execution price.

Green Century Capital pays to NTI, as full compensation for subadvisory services to be rendered and expenses to be borne by NTI, a fee equal on an annual basis to the greater of $100,000 or 0.17% of the value of the average daily net assets of the Fund up to but not including $50 million, 0.12% of the average daily net assets of the Fund from and including $50 million up to but not including $100 million, and 0.08% of the average daily net assets of the Fund equal to or in excess of $100 million. Such fee is accrued daily and payable following the end of each calendar quarter.

No historical information regarding subadvisory fees incurred by the Fund is given because the Fund had not yet commenced operations as of the date of this SAI.

Steven Santiccioli and Michael O’Connor (together, the “Portfolio Managers”) are the portfolio manager team primarily responsible for the day-to-day investment management of the International Index Fund. The following information regarding the Portfolio Managers, the other accounts that they manage, their compensation, and potential conflicts of interest, has been provided by NTI.

Mr. Santiccioli has been manager of the Fund since the Fund’s inception on September 30, 2016. He is a Vice President and Senior Portfolio Manager at NTI, where he manages international equity index portfolios. Prior to joining NTI in 2003, Mr. Santiccioli was the head of an accounting group for international index portfolios at Deutsche Bank. Prior to Deutsche Bank, he was a fund administrator for equity and fixed income unit trusts for Chase Manhattan Bank. Mr. Santiccioli received his B.A. from Bucknell University and an M.B.A. degree from Fordham University.

Michael O’Connor has been a manager of the Fund since the Fund’s inception on September 30, 2016. He is a Vice President and Senior Portfolio Manager at NTI and manages international equity index portfolios. Mr. O’Connor joined NTI in 1999, and served in various roles within Operations & Technology before joining Asset Management in October 2009. He received his B.A. in Finance and M.B.A. degree from Saint Xavier University. He is an Associated Person with the National Futures Association and holds a Series 3 securities license.

Information Concerning Accounts Managed by the Portfolio Managers – As of August 31, 2016, Mr. Santiccioli served as the Portfolio Manager for XX other registered investment companies with total assets of $XX billion. As of August 31, 2016 Mr. Santiccioli served as the Portfolio Manager for XX other pooled investment vehicles with total assets of $XX billion and as the Portfolio Manager for XX other accounts with total assets of $XX billion.

As of August 31, 2016, Mr. O’Connor served as the Portfolio Manager for XX other registered investment companies with total assets of $XX billion. As of August 31, 2016, Mr. O’Connor served as the Portfolio Manager for XX other pooled investment vehicles with total assets of $XX billion and as the Portfolio Manager for XX other accounts with total assets of $XX billion.

Conflicts of Interest – NTI’s portfolio managers are often responsible for managing one or more portfolios, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions could be taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Portfolio Manager Compensation Structure – As of March 31, 2016, the compensation for NTI portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. In addition, the annual cash incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The portfolio manager’s annual cash incentive award is not based on the investment performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Portfolio Manager Ownership in the Fund – The Fund is newly formed and, as of the date of this Statement, Messrs. Santiccioli and O’Connor did not own any shares of the International Index Fund.

ADMINISTRATOR, SUBADMINISTRATOR, FUND ACCOUNTANT, TRANSFER AGENT AND CUSTODIAN, AND EXPENSES

Administrator. Pursuant to an Administrative Services Agreement dated April 7, 1995, as amended, between the Trust and Green Century Capital (the “Administration Agreement”), Green Century Capital, as the Trust’s administrator (the “Administrator”), provides the Trust with general office facilities and supervises the overall administration of the Trust, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the Trust’s independent contractors and agents; the preparation and filing of all documents required for compliance by the Trust with applicable laws and regulations; and arranging for the maintenance of books and records of the Trust. As described in the Prospectus, the Administrator also pays, pursuant to the Administration Agreement, all the operating expenses of each Fund other than the Funds’ investment advisory fees, if any, fees under the Distribution Plan, if any, interest, taxes, brokerage costs and other capital expenses, expenses of the non-interested Trustees of the Funds (including counsel fees) and any extraordinary expenses.

Green Century Capital was founded in 1991 by a partnership of not-for-profit environmental advocacy organizations for the following purposes: to provide quality environmentally responsible investment opportunities to the members of its founding organizations and other environmentally conscious investors; to generate revenue to support the research and advocacy work of its founding organizations; and to work in tandem with its founding organizations and others to promote greater corporate environmental responsibility by advocating that companies improve their environmental performance. As do the advocacy organizations that founded Green Century Capital, Green Century Capital upholds the right of people to speak for the public interest and corporate responsibility. Green Century Capital’s mission – to promote corporate environmental responsibility and to foster a sustainable economy – has remained unchanged since its founding.

The Administration Agreement provides that it shall remain in force until terminated. The Administration Agreement may be terminated as to any Fund at any time, without the payment of any penalty, by the Board of

Trustees of the Trust or by the Administrator, in each case on not less than 30 days’ written notice to the other party. The Administration Agreement further provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any act or omission in the administration or management of the Trust or the performance of its duties, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of the reckless disregard of its obligations and duties.

For such administrative services, the Administrator receives fees from the International Index Fund’s Individual Investor Class and Institutional Class at a rate such that immediately following any payment to the Administrator, the total operating expenses of the International Index Fund’s Individual Investor Class (including investment advisory and distribution fees), on an annual basis, do not exceed 1.28% of the Fund’s Individual Investor Class average daily net assets and the total operating expenses of the International Index Fund’s Institutional Class (including investment advisory and distribution fees), on an annual basis, do not exceed 0.98% of the Fund’s Institutional Class average daily net assets.

No historical information regarding administrative fees is given because the Fund had not yet commenced operations as of the date of this SAI.

Subadministrator and Fund Accountant. Pursuant to a Subadministration and Fund Accounting Agreement dated March 2, 2015 and amended effective September 30, 2016, (the “Subadministration and Fund Accounting Agreement”), between the Administrator and UMB Fund Services, Inc. (“UMBFS”), UMBFS provides certain day-to-day administrative and fund accounting services to the Trust, under the supervision and direction of the Administrator of the Trust. The Subadministration and Fund Accounting Agreement provides that it shall continue in effect for an initial three years from the date of the Agreement followed by successive annual periods until terminated. The Agreement may be terminated at any time with respect to the Fund without penalty (i) upon mutual consent of the parties, or (ii) by either party upon not less than ninety (90) days’ written notice.

The Subadministration and Fund Accounting Agreement provides further that UMBFS shall not be liable for any error of judgment or mistake of law or for any loss suffered by Green Century Capital or the Fund in connection with the matters to which the Agreement relates, except for an error of judgment, mistake of law, or loss resulting from willful misfeasance, bad faith, fraud or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the Subadministration and Fund Accounting Agreement.

Effective as of the close of business on March 1, 2015, UMBFS receives a fee based on the Fund’s average net assets beginning at the annual rate of 0.06% on the first $250,000,000 of average net assets and decreasing as assets reach certain levels. At average net assets of the Fund greater than $250,000,000, UMBFS receives a fee based on the Fund’s average net assets at the annual rate of 0.05% on the next $500,000,000 of average net assets. At average net assets of the Fund greater than $750,000,000, UMBFS receives a fee based on the Fund’s average net assets at the annual rate of 0.04%. The MSCI International Index Fund is subject to an annual minimum fee of $65,000. The minimum annual fee increases in an amount equal to the annual increase in the Consumer Price Index-Urban Wage Earners (“CPI”). In addition, UMBFS receives an annual fee of $15,000 per share class.

No historical information regarding fees paid to UMBFS is given because the Fund had not yet commenced operations as of the date of this SAI.

Transfer Agent. As of September 23, 2015, the Trust entered into a transfer agency agreement with Atlantic Shareholder Services, LLC (“Atlantic”), pursuant to which Atlantic acts as transfer agent for the Trust (the “Transfer Agent”), effective as of November 23, 2015 and amended as of September 30, 2016. Atlantic maintains an account for each shareholder of the Fund, performs other transfer agency functions, and acts as dividend disbursing agent for the Fund.

Custodian. Pursuant to a Custodian Agreement with the Trust, UMB Bank, n.a. acts as the custodian of the Fund’s assets (i.e., cash and securities) (the “Custodian”). The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, collecting interest on the Fund’s investments, and maintaining books of original entry for portfolio and fund accounting and other required books and accounts. Securities held by the Fund may be deposited into certain securities depositaries. The Custodian does not determine the investment policies of the Fund nor does the Custodian decide which securities the Fund will buy or sell. For its services, UMB Bank, n.a. receives such compensation as may from time to time be agreed upon by it and the Fund.

Distributor. UMB Distribution Services, LLC (“the Distributor”) acts as the agent of the Trust in connection with the offering of the Individual Investor Class and the Institutional Class of shares of the International Index Fund pursuant to a Distribution Agreement.

FINANCIAL INTERMEDIARIES

Green Century Capital may enter into contracts with banks, brokers and other financial intermediaries (“Financial Intermediary”). When a customer of the Financial Intermediary purchases or redeems shares through that Financial Intermediary (and/or through designated intermediaries of the Financial Intermediary) it provides certain services such as: (1) necessary personnel and facilities to establish and maintain certain shareholders accounts and records enabling it to hold, as agent, its customers’ shares in its name or its nominee name on the shareholder records of the Green Century Funds; (2) assists in processing purchase and redemption transactions; (3) arranges for the wiring of funds; (4) transmits and receives funds in connection with customer orders to purchase or redeem shares of the Fund; (5) provides periodic statements showing a customer’s account balance and, to the extent practicable, integrates such information with information concerning other customer transactions otherwise effected with or through it; (6) furnishes, either separately or on an integrated basis with other reports sent to a customer, monthly and annual statements and confirmations of all purchases and redemptions of shares in each of the share classes of the Fund in a customer’s account; (7) transmits proxy statements, annual reports, updated prospectuses and other communications from the Green Century Funds to its customers; (8) and receives, tabulates and transmits to the Green Century Funds proxies executed by its customers with respect to meetings of shareholders of the Fund. For these services, a Financial Intermediary may receive fees from Green Century Capital as agreed upon from time to time between Green Century Capital and such Financial Intermediary.

An investor who has an account with a Financial Intermediary may place purchase orders for shares in each of the share classes of the Green Century Funds through that Financial Intermediary. Subject to applicable law, the Fund will be deemed to have received the purchase or redemption order for

Fund shares when a Financial Intermediary or its designated intermediary accepts the purchase or redemption order and such orders will be priced at each of the share class of the Fund’s net asset value after the acceptance of the purchase or redemption order by a Financial Intermediary or its designated intermediary.

Note, however, that if shares are redeemed within 60 days of purchase, or acquisition through exchange, a redemption fee equal to 2% of the net asset value of the shares redeemed will be charged. The fee is charged for the benefit of remaining shareholders and will be paid to the Fund to help offset transaction costs the Fund may incur due to excess short-term trading in the Fund. To calculate redemption fees, the Fund will use the first-in, first-out (“FIFO”) method to determine which shares are being redeemed. Under this method, the date of the redemption will be compared with the earliest purchase date shares were acquired for the account. The Fund reserves the right to modify the terms of, or terminate, the fee at any time. In some cases, the Fund may be offered through certain Financial Intermediaries whose redemption fee policies may differ from those of the Fund. Shareholders who purchase through Financial Intermediaries may be subject to that Financial Intermediary’s policies on redemption fees and market timing.

Each Financial Intermediary may establish and amend from time to time a minimum initial and a minimum subsequent purchase requirement for its customers. A transaction or other fee may be charged by a Financial Intermediary on the purchase of shares in each of the share classes of the Fund. Each Financial Intermediary may establish its own policy with respect to the reinvestment of dividends and capital gains distributions in additional shares. Shares held by a Financial Intermediary on behalf of a shareholder must be redeemed through that Financial Intermediary. A transaction or other fee may be charged by a Financial Intermediary on the redemption of shares.

NET ASSET VALUE; REDEMPTION IN KIND

The net asset value (“NAV”) of shares in each class of the International Index Fund is determined each day the NYSE is open for trading (“Fund Business Day”). (As of the date of this SAI, the NYSE is open for trading every weekday except in an emergency and on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.) This determination of NAV of shares in each class of the International Index Fund is made once during each such day as of the scheduled close of regular trading of the NYSE (usually 4:00 p.m., Eastern Time) in the case of each class of the Fund by dividing the value of the Fund’s total assets, less its liabilities, attributable to each class by the number of shares of each class of the Fund outstanding at the time the determination is made. If the NYSE closes at another time, each class of the Fund will calculate its NAV as of the scheduled closing time.

Valuation Procedures — The investments held by the International Index Fund are valued as per the procedures set forth below:

•	Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price as of the close of trading of the NYSE. Securities listed on national securities exchanges other than NASDAQ for which last sale prices are not available are valued at the mean between the closing bid and closing asked prices.

•	NASDAQ National Market® and Small CapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If an NOCP is not available for any such security, the security will be valued at the last sale price or, if there have been no sales that day, at the mean between the closing bid and closing ask price.

•	OTC Bulletin Board securities are valued at the last reported trade prices in accordance with NASDAQ procedures or, if there is no sale of such a security on that day, at the mean between the current bid and current ask price.

•	Unlisted securities are valued at the last sale price or, when last sale prices are not available, at the last quoted bid price.

•	Short-term obligations maturing in 60 days or less are valued at amortized cost.

•	The Fund uses a fair value model adopted by an independent pricing service to value non-U.S. equity securities. On a daily basis, the pricing service recommends changes, based on a proprietary model, to the closing market prices of each non-U.S. security held by the Fund to reflect the security’s fair value at the time the Fund determines its net asset value. The Fund applies these recommendations in accordance with procedures approved by the Board of Trustees.

•	Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund’s independent pricing sources. Generally, trading in non-U.S. securities is substantially completed each day at various times prior to the close of regular trading on the NYSE. Non-U.S. markets open for trading on weekends and other days when the Fund does not price its shares. Therefore, the value of the Fund’s shares may change on days when you will not be able to purchase or redeem Fund shares.

•	All other securities not listed above and all securities for which current market quotations are not readily available are valued at “fair value” as determined in good faith under the guidelines that have been established by the Board of Trustees of the Green Century Funds.

The frequency with which the Fund’s investments will be valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.

Investments that may be valued using fair value pricing include, but are not limited to the following: (i) an unlisted security related to corporate actions, (ii) a restricted security (i.e., one that may not be publicly sold without registration under the 1933 Act), (iii) a security whose trading has been suspended or that has been delisted from its primary trading exchange, (iv) a security that is thinly traded, (v) a security in default or bankruptcy proceedings for which there is no current market quotation, (vi) a security affected by extreme market conditions, (vii) a security affected by currency controls or restrictions, and (viii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the net asset value of each share class of the Fund is computed and that may materially affect the value of the Fund). Examples of events that may be “significant events” are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

While no single standard for determining fair value exists, as a general rule, the current fair value of a security would appear to be the amount that the Fund would expect to receive upon its current sale. Some, but not necessarily all, of the general factors that may be considered in determining fair value include: (a) the fundamental analytical data relating to the investment, (b) the nature and duration of restrictions on disposition of the securities, and (c) an evaluation of the forces that influence the market in which these securities are purchased and sold. Without limiting or including all of the specific factors that may be considered in determining fair value, some of the specific factors include: type of security, financial statements of the issuer, cost at date of purchase, size of holding, discount from market value, value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

Valuing the Fund’s investments using fair value pricing will result in using prices for those investments that may differ from current market prices. In addition, fair value pricing could have the benefit of reducing potential arbitrage opportunities presented by a lag between a change in the value of the Fund’s investments and the reflection of that change in the net asset value of each share class of the Fund.

Subject to the Trust’s compliance with applicable regulations, the Trust has reserved the right to pay the redemption price of shares of a Fund, either totally or partially, by a distribution in kind of portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash. The Trust has elected, however, to be governed by Rule 18f-1 under the 1940 Act, as a result of which the Trust is obligated with respect to any one investor during any 90 day period to redeem shares solely in cash up to the lesser of $250,000 or 1% of a Fund’s net assets at the beginning of such 90 day period.

INCOME TAXES

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. The discussion is very general, and therefore prospective investors are urged to consult their tax advisors about the impact an investment in a Fund may have on their own tax situations.

Taxation of the Fund

The Fund has elected to be, and intends to qualify to be treated each year as, a separate “regulated investment company” under Subchapter M of the Code. As long as the Fund qualifies for treatment as a “regulated investment company” under the Code, it will not be subject to federal income taxes on amounts distributed to shareholders, and it will not be required to pay Massachusetts income or excise taxes.

Qualification as a regulated investment company under the Code requires, among other things, that (a) at least 90% of the Fund’s annual gross income, without offset for losses from the sale or other disposition of stock, securities, or foreign currencies, be derived from (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or (subject to certain limitations) foreign currencies, other income derived with respect to its business of investing in such stock, securities or foreign currencies, and (ii) net income derived from an interest in a “qualified publicly traded partnership” as defined in the Code; and (b) the holdings of the Fund are diversified so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund’s assets is represented by cash and cash items, receivables, U.S. Government securities, securities of other regulated investment companies and other securities (with such other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund’s assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of the Fund’s assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), the securities of two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses (other than securities of other regulated investment companies), or the securities of one or more “qualified publicly traded partnerships”. For purposes of the 90% of income test, the character of income earned by certain entities in which the Fund invests that are not treated as corporations for U.S. federal income tax purposes (e.g., partnerships other than certain publicly traded partnerships or trusts that have not elected to be classified as corporations under the check-the-box regulations) will generally pass through to the Fund. Consequently, in order to qualify as a regulated investment company, the Fund may be required to limit its equity investments in certain entities if those entities earn fee income, rental income or other nonqualifying income.

In addition, in order not to be subject to federal income tax on amounts distributed to shareholders, the Fund must distribute with respect to each year at least the sum of 90% of its net investment income and net short-term capital gains earned in each year and 90% of its net tax-exempt interest income, if any. If the Fund should fail to qualify for treatment as a “regulated investment company” in any year, the Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as dividend income to the shareholders. Under these circumstances, corporate shareholders may be eligible for the “dividends received deduction” in respect of those dividends and non-corporate shareholders may be subject to federal income taxation at reduced rates to the extent those dividends constitute “qualified dividend income”. (See “Taxation of Shareholders” below.) Under certain circumstances, the Fund may be able to cure a failure to qualify as a regulated investment company, but in order to do so, the Fund may incur significant Fund-level taxes and may be forced to dispose of certain assets.

If the Fund meets the distribution requirements, but chooses to retain some portion of its taxable income or gains, it generally will be subject to U.S. federal income tax at regular corporate rates on the amount retained. The Fund may designate certain amounts retained as undistributed net capital gain in a notice to its shareholders, who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount so designated, (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on that undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits.

Under the Code, the Fund will be subject to a nondeductible 4% U.S. federal excise tax on a portion of its undistributed ordinary income and capital gain net income if it fails to meet certain distribution requirements with respect to each calendar year and year ending October 31, respectively. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.

The Fund is permitted to carry forward indefinitely a net capital loss from any taxable year that began after December 22, 2010 to offset its capital gains, if any, in years following the year of the loss. To the extent subsequent capital gains are offset by such losses, they will not result in U.S. federal income tax liability to the Fund and may not be distributed as capital gains to shareholders. Carryforwards of losses from taxable years that began after December 22, 2010 must be fully utilized before the Fund may utilize carryforwards of losses from taxable years that began on or before December 22, 2010. Generally, the Fund may not carry forward any losses other than net capital losses. Under certain circumstances, the Fund may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

Taxation of Shareholders

Shareholders of the Fund will normally have to pay federal income taxes and any state or local income taxes on the dividends and capital gain distributions they receive from the Fund. Except as discussed below and assuming the Fund has sufficient earnings and profits, dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or reinvested in additional shares. Distributions of ordinary dividends to the Fund’s non-corporate shareholders may be treated as “qualified dividend income”, which is taxed at rates of up to 20%, to the extent such distributions are derived from, and reported by the Fund as, “qualified dividend income”. If 95% or more of the Fund’s gross income for a taxable year, calculated without taking into account net capital gains, represents “qualified dividend income”, the Fund may report, and the Fund’s non-corporate shareholders may then generally treat, all distributions of such income as “qualified dividend income”. “Qualified dividend income” generally is income derived from dividends from U.S. corporations or from “qualified foreign corporations”, which are certain corporations that are either incorporated in a U.S. possession or eligible for benefits under certain U.S. tax treaties. Certain foreign corporations that are not otherwise qualified foreign corporations may be treated as qualified foreign corporations with respect to dividends they pay if the stock with respect to which the dividends are paid is readily tradable on an established U.S. securities market. “Passive foreign investment companies” are not “qualified foreign corporations”.

A dividend that is attributable to qualified dividend income of the Fund that is paid by the Fund to a shareholder will not be taxable as qualified dividend income to such shareholder (1) if the dividend is received with respect to any share of the Fund held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share became ex-dividend with respect to such dividend, (2) to the extent that the shareholder is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, or (3) if the shareholder elects to have the dividend treated as investment income for purposes of the limitation on deductibility of investment interest. The “ex-dividend” date is the date on which the owner of the share at the commencement of such date is entitled to receive the next issued dividend payment for such share even if the share is sold by the owner on that date or thereafter.

If the Fund invests in equity securities of U.S. corporations, a portion of the Fund’s ordinary income dividends will normally be eligible for the dividends-received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for a particular corporate shareholder is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax and result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or reinvested in additional shares, are taxable to shareholders as long-term capital gains for federal income tax purposes without regard to the length of time the shareholders have held their shares. For non-corporate shareholders, long-term capital gains are generally subject to U.S. federal income tax at reduced rates.

A 3.8% Medicare contribution tax generally applies to all or a portion of the net investment income of a shareholder who is an individual and not a nonresident alien for federal income tax purposes and who has adjusted gross income (subject to certain adjustments) that exceeds a threshold amount ($250,000 if married filing jointly or if considered a “surviving spouse” for federal income tax purposes, $125,000 if married filing separately, and $200,000 in other cases). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts. For these purposes, dividends, interest and certain capital gains (among other categories of income) are generally taken into account in computing a shareholder’s net investment income.

Distributions by the Fund in excess of the Fund’s current and accumulated earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in its shares and any such amount in excess of that basis will be treated as gain from the sale of shares, as discussed below.

Although dividends generally will be treated as distributed when paid, any Fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January will be treated as if received by the shareholders on December 31 of the year in which the dividend was declared. In addition, certain distributions made after the close of the taxable year of the Fund may be “spilled back” and treated for certain purposes as paid by the Fund during such taxable year. In such case, shareholders generally will be treated as having received such dividends in the taxable year in which the distributions were actually made. For purposes of calculating the amount of a regulated investment company’s undistributed income and gain subject to the 4% excise tax described above, such “spilled back” dividends are treated as paid by the regulated investment company when they are actually paid.

The Fund will notify shareholders regarding the federal tax status of its distributions after the end of each calendar year.

Any Fund distribution will have the effect of reducing the per share net asset value of the shares of each of the Fund’s share classes by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any such distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Disposition of Shares — Redemptions and exchanges generally are taxable events for shareholders that are subject to tax. Shareholders should consult their own tax advisers with reference to their individual circumstances to determine whether any particular transaction in the Fund’s shares is properly treated as a sale for tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. In general, if Fund shares are sold, the shareholder will recognize gain or loss equal to the difference between the amount realized on the sale and the shareholder’s adjusted basis in the shares. In general, any gain or loss realized on the disposition of Fund shares by a shareholder who holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than one year, and otherwise as short-term capital gain or loss. However, any loss realized by a shareholder upon the disposition of Fund shares held six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the shareholder of long-term capital gain with respect to such shares (including any amounts credited to the shareholder as undistributed capital gain). Additionally, any loss realized on a disposition of Fund shares will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before such disposition, such as pursuant to reinvestment of a dividend or capital gains distribution in Fund shares.

The Fund will report to the U.S. Internal Revenue Service (the “IRS”) the amount of sale proceeds that a shareholder receives from a sale or exchange of Fund shares. The Fund will also report the shareholder’s basis in those shares and whether any gain or loss that the shareholder realizes on the sale or exchange is short-term or long-term gain or loss. If a shareholder has a different basis for different shares of the Fund in the same account (e.g., if a shareholder purchased Fund shares in the same account at different times for different prices), the Fund will calculate the basis of the shares sold using a default method unless the shareholder has properly elected to use a different method. The Fund’s default method for calculating basis will be the average basis method, under which the basis per share is reported as the average of the bases of all of the shareholder’s Fund shares in the account. A shareholder may elect, on an account-by-account basis, to use a method other than average basis by following procedures established by the Fund. If such an election is made on or prior to the date of the first exchange or redemption of shares in the account, the new election will generally apply as if the average basis method had never been in effect for such account. If such an election is not made on or prior to such date, the shares in the account at the time of the election will retain their averaged bases. Shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder, or $10 million or more for a corporate shareholder, in any single taxable year (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to adverse tax consequences, including substantial penalties. The fact that a loss is reportable under these regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Retirement Plans — Shareholders that are exempt from U.S. federal income tax, such as retirement plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions, or on sales or exchanges of Fund shares unless the Fund shares are “debt-financed property” within the meaning of the Code. However, in the case of Fund shares held through a non-qualified deferred compensation plan, Fund dividends and distributions received by the plan and sales and exchanges of fund shares by the plan generally are taxable to the employer sponsoring such plan in accordance with the U.S. federal income tax laws that are generally applicable to shareholders receiving such dividends or distributions from regulated investment companies or effecting such sales or exchanges.

A plan participant whose retirement plan invests in the Fund, whether such plan is qualified or not, generally is not taxed on Fund dividends or distributions received by the plan or on sales or exchanges of Fund shares by the plan for U.S. federal income tax purposes. However, distributions to plan participants from a retirement plan account generally are taxable as ordinary income, and different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

U.S. Taxation of Non-U.S. Persons — Unless certain non-U.S. entities that hold Fund shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax will apply to Fund distributions paid to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends paid to such entities after December 31, 2018. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Unless they have already been subject to withholding as described in the preceding paragraph, dividends and certain other payments (but not including distributions of net capital gains) to persons who are neither citizens nor residents of the United States or U.S. entities (“Non-U.S. Persons”) are generally subject to U.S. tax withholding at the rate of 30%. The Fund intends to withhold at that rate on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding. The Fund may withhold at a lower rate permitted by an applicable treaty if the shareholder provides the documentation required by the Fund. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the IRS within the time period appropriate to file such claims.

Backup Withholding — The Fund is also required in certain circumstances to apply backup withholding on dividends, including capital gain dividends, redemption proceeds, and certain other payments that are paid to any non-corporate shareholder (including a non-U.S. person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax described in the immediately preceding paragraph. Any amounts overwithheld may be recovered by filing a claim for a refund with the IRS within the time period appropriate to file such claims.

Foreign Income Taxation of Non-U.S. Persons — Distributions received from the Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions.

State and Local Income Taxes: U.S. Government Securities — Dividends that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not distributions of capital gains realized upon the disposition of such obligations) may be exempt from state and local income taxes. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes.

Foreign Income Taxes — Investment income and gains with respect to foreign securities may be subject to foreign income taxes withheld at the source. The Fund does not expect to be able to pass through to shareholders foreign tax credits or deductions with respect to such foreign taxes. The United States has entered into tax treaties with many foreign countries that may entitle the Fund to a reduced rate of tax or an exemption from tax on such income; the Fund intends to qualify for treaty reduced rates where available. It is not possible, however, to determine the Fund’s’ effective rate of foreign tax in advance, since the amount of the Fund’s’ assets to be invested within various countries is not known.

Foreign Investments — Special tax considerations apply with respect to foreign investments. Foreign currency gains and losses may be treated as ordinary income and loss. The Fund may elect to mark to market any investments in “passive foreign investment companies” on the last day of each year. This election may cause the Fund to recognize income prior to the receipt of cash payments with respect to those investments; in order to distribute this income and avoid a tax on the Fund, the Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. Investments made by the Fund in certain “passive foreign investment companies” may be limited in order to avoid a tax on the Fund.

Options, Futures Contracts, and Forward Contracts —Any investment by the Fund in options, futures contracts, forward contracts and certain related transactions will be subject to special tax rules that may affect the amount, timing, and character of Fund income and distributions to shareholders. For example, certain positions held on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions that substantially diminish risk of loss with respect to other positions in the applicable portfolio may constitute ‘‘straddles,’’ and may be subject to special tax rules that would cause deferral of losses, adjustments in the holding periods of securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The Fund’s activities in options, futures contracts, and forward contracts may be restricted by the requirements of the Code for qualification as a regulated investment company.

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (par value $0.01 per share) of each series and to divide or combine the shares into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series. The Fund is one of three current series of shares of the Trust. The Trustees have authorized the issuance of two classes of shares of the Fund: Individual Investor Shares and Institutional Shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. The shares of each class of the Fund represent an interest in the same portfolio of investments in the Fund. Each class has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different class-specific fees and expenses such as transfer agent and intermediary fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends by each class. Share classes have exclusive voting rights with respect to matters affecting only that class. Shares of the Fund vote together as a single class to approve advisory agreements or changes in fundamental investment policy, as well as in the election or selection of Trustees, principal underwriters and accountants. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Upon liquidation or dissolution of the Fund, shareholders of each class of the Fund would be entitled to share pro rata in the net assets of the Fund allocable to that class available for distribution to shareholders. The Trust reserves the right to create and issue additional series and classes of shares, in which case the shares of each class of a series would participate equally in the earnings dividends and assets allocable to that class of the particular series. The Trust also reserves the right to redesignate series and classify and reclassify classes, whether or not shares of the series or class are outstanding. The Trust also reserves the right to modify the preferences, voting powers, rights, and privileges of shares of each class without shareholder approval.

The Trustees of the Trust have the authority to designate additional series and classes of shares, to divide any series, and to designate the relative rights and preferences as between the different series and classes of shares. All shares issued and outstanding will be fully paid and nonassessable by the Trust, and redeemable as described in this Statement of Additional Information and in the Prospectus. The Trust may involuntarily redeem shareholder’s shares at any time for any reason the Trustees of the Trust deem appropriate, including for the following reasons: (a) in order to eliminate inactive, lost, or very small accounts for administrative efficiencies and cost savings, (b) to protect the tax status of the Funds if necessary, and (c) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the Funds.

Shareholders are entitled to one vote for each dollar value of net asset value (number of shares owned times net asset value per share) represented by the shareholder’s shares in the Funds, on each matter on which that shareholder is entitled to vote. The Trust is not required and has no present intention to hold annual meetings of shareholders, but the Trust will hold special meetings of shareholders when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have under certain circumstances (i.e., upon application and submission of certain specified documents to the Trustees by a specified number of shareholders) the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Shareholders also have under certain circumstances the right to remove one or more Trustees without a meeting by a declaration in writing by a specified number of shareholders. Shares have no preference, preemptive, conversion or similar rights. Shareholders in the Fund do not have cumulative voting rights, and shareholders owning more than 50% of the outstanding shares of the Trust may elect all of the Trustees if they chose to do so.

The Trust may, without shareholder approval, change the Funds’ form of organization, reorganize the Funds, any other series, any class, or the Trust as a whole into a newly created entity or a newly created series of an existing entity, or incorporate the Funds, any other series, any class, or the Trust as a whole as a newly created entity. If recommended by the Trustees, the Trust, the Funds, any other series, or any class of the Trust may merge or consolidate or may sell, lease, or exchange all or substantially all of its assets if authorized at any meeting of shareholders by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust voting as a single class or of the affected Funds, series, or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected Funds, series or class. The Trust may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust. The Funds, any other series of the Trust, or any class of any series, may be terminated at any time by a vote of the majority of the outstanding voting securities (as defined in the 1940 Act) of the Funds or that series or class, or by the Trustees by written notice to the shareholders of the Funds or that series or class. If not so terminated, the Trust will continue indefinitely. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust is an entity of the type commonly known as a “Massachusetts business trust”. Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for errors of judgment or mistakes of fact or law, and that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or the Funds’ shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of Disinterested Trustees (as defined in the Declaration of Trust) or in a written opinion of independent counsel, that such Trustees or officers have not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of their duties.

PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS

INTERNATIONAL INDEX FUND

Specific decisions to purchase or sell securities for the International Index Fund are made by portfolio managers who are employees of NTI and who are appointed and supervised by its senior officers. The portfolio managers of the International Index Fund may serve other clients of NTI in a similar capacity.

Frequent changes in the International Index Fund’s holdings may result from the policy of attempting to correlate the International Index Fund’s securities holdings with the composition of the World ex USA SRI ex Fossil Fuels Index, and the frequency of such changes will increase as the rate and volume of purchases and redemptions of shares of the International Index Fund increases. Because the International Index Fund is a newly-formed fund that has yet to commence operations, no prior fiscal year turnover rate is available.

The primary consideration in placing transactions with broker-dealers for the International Index Fund is to obtain executions at the most favorable and reasonable commission rates in relation to the benefits received. The Equity Trading Department of NTI attempts to achieve these results by using sound business judgment and choosing brokers to execute transactions based on many factors, including: net cost or net realized from the trade; ability to act promptly in executing the trade and delivering the securities; ability to find the natural opposite side of a transaction; ability to buy or sell a block of the size involved in the transaction; superior knowledge and order-flow in specific capitalization categories; ability of the broker to commit proprietary capital to facilitate orders; ability to work large orders discreetly; experience or knowledge of the particular security and access to sources of supply or market thereof; utilization of alternative markets including “third” and “fourth” markets; best way to reach other institutional investors; financial responsibility and reputation; operational efficiency; value-added information flow; ability to minimize impact by providing anonymity (e.g., ECN).

The Investment Subadvisory Agreement with NTI provides that NTI may not use commissions paid to broker-dealers in connection with the purchase or sale of the International Index Fund’s securities to generate so-called “soft dollars.” “Soft dollar” arrangements are arrangements whereby commissions paid by a mutual fund are used to pay for products or services used by the mutual fund’s manager.

In certain instances, there may be securities that are suitable for the International Index Fund as well as for one or more of NTI’s or Green Century Capital’s other clients. Investment decisions for the International Index Fund and for NTI’s or Green Century Capital’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as the International Index Fund is concerned. However, it is believed that the ability of the International Index Fund to participate in volume transactions will produce better executions for the International Index Fund.

No historical information regarding brokerage commissions paid by the Fund is given because the Fund had not yet commenced operations as of the date of this SAI.

No Portfolio transactions may be executed with the Adviser or the Subadviser, or with any affiliate of the Adviser or the Subadviser, acting either as principal or as broker, except as permitted by applicable law.

PORTFOLIO HOLDINGS DISCLOSURE

The Funds have adopted policies and procedures that govern the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by each of the Funds. The Policies and Procedures for the Disclosure of the Green Century Funds’ Portfolio Holdings is provided below.

This policy governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. The Funds and their administrator, Green Century Capital, have a fiduciary duty to inform the Funds’ shareholders as well as prospective investors of the Funds’ securities holdings in a timely manner while also preventing anyone, including arbitrageurs, from misusing this data to the detriment of the Funds and their shareholders. The goal of this policy is that information on the Funds’ portfolio holdings be disclosed as widely as practicable and on a concurrent basis to shareholders and other interested persons and entities, or as required by law. Any information disseminated in any other manner on the Funds’ portfolio holdings will be posted to the Funds’ or another publicly available website concurrently. Thus, the Funds and Green Century Capital will not disclose the Funds’ portfolio holdings in a selective manner, will not allow the Funds’ service providers to disclose holdings in a selective manner and will not enter into any agreements to disclose holdings to any person or entity that are not widely available to the public. Neither the Funds, Green Century Capital, nor any other party will accept any compensation or other consideration for the receipt of portfolio holdings data.

The Funds make the following holdings information available no earlier than the dates listed in the following schedule:

•	Top five or ten holdings of each Fund as of calendar quarter end, with a minimum five day delay following calendar quarter end.

•	Full holdings of each Fund as well as a listing of each Fund’s investments by industry sector as of calendar quarter end, with a minimum five day delay following calendar quarter end.

•	Full holdings of each Fund as of fiscal quarter end, no earlier than the filing of the Form N-Q or commencement of distribution of the Annual or Semi-Annual Report.

•	At the discretion of an Officer of the Funds, full holdings, with a minimum five day delay following other month end periods, including instructing the Funds’ portfolio accountant services provider and custodian bank and the Funds’ subadministrator to electronically disseminate each of the Fund’s full holdings to various mutual fund rating and information services companies.

The Funds require the following procedures for the disclosure of the Funds’ portfolio holdings:

•	The Green Century Funds website (www.greencentury.com) lists each of the Funds’ top five or ten holdings as of the end of each calendar quarter end, with a minimum five day delay following calendar quarter end.

•	The Funds’ Annual Report for its fiscal year end July 31 and its Semi-Annual Report for its semi-annual period end January 31 are posted to the Funds’ website simultaneously with the commencement of distribution of the Annual or Semi-Annual Report. The Funds’ Annual Report and Semi-Annual Report list all of each of the Funds’ holdings as of the end of each Fund’s semi-annual fiscal periods.

•	Within three business days of receipt of a request, Green Century Capital mails to prospective investors and other inquirers a prospectus and other material which includes a listing of each Fund’s investments by industry sector as of the end of each calendar quarter, with a minimum five day delay following calendar quarter end.

•	Also within three business days of receipt of a request, Green Century Capital mails to prospective investors and other inquirers a current Annual Report or Semi-Annual Report which includes a list of all of each of the Funds’ holdings as of the end of each Fund’s semi-annual fiscal periods, no earlier than the commencement of distribution of the Annual or Semi-Annual Report.

•	The Funds file Form N-CSR within 10 days after the transmission to shareholders of the Annual or Semi-Annual Report included in the Form N-CSR and file Form N-Q within sixty days of the close of each of the Funds’ first and third fiscal quarter ends with the SEC. The Form N-CSR and Form N-Q filings include a complete list of each of the Funds’ portfolio holdings and are available to the public as of the date of the filing.

•	The Funds’ Annual Report and Semi-Annual Report are distributed to shareholders beginning within sixty days of the close of each semi-annual fiscal period. The Funds’ Annual Report and Semi-Annual Report include a complete list of each of the Funds’ portfolio holdings.

•	The Funds’ portfolio accountant services provider and custodian bank and the Funds’ subadministrator electronically disseminate each of the Funds’ full portfolio holdings to various mutual fund rating and information services companies as of each calendar quarter end with a minimum five day delay. The mutual fund rating and information services companies include but are not limited to Morningstar, Lipper and Bloomberg.

The Funds require anyone who has access to information on the Funds’ portfolio holdings in connection with the services they provide to the Funds to only disclose that information after the holdings have been made public as per the schedule described above. Those who have access to information on the Funds’ portfolio holdings in connection with the services they provide to the Funds include: the Funds’ Trustees and Officers; Green Century Capital officers, directors, employees, consultants and volunteers; and employees and others associated with service providers or prospective service providers to the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP is the independent registered public accounting firm of the International Index Fund.

ADDITIONAL INFORMATION

A shareholder’s right to receive payment with respect to any redemption may be suspended or the payment of the redemption proceeds postponed: (i) during periods when the NYSE is closed for other than weekends and holidays or when trading on such Exchange is restricted as determined by the SEC by rule or regulation, (ii) during periods in which an emergency exists which causes disposal of, or evaluation of the net asset value of, the Fund’s portfolio securities to be unreasonable or impracticable, or (iii) for such other periods as the SEC may permit.

With respect to the securities offered by the Fund’s Prospectus, this Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act. Pursuant to the rules and regulations of the SEC, certain portions have been omitted. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C and may be accessed on the EDGAR Database on the SEC’s internet site at http://www.sec.gov.

Statements contained in this Statement of Additional Information and the Prospectus concerning the contents of any contract or other document are not necessarily complete, and in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement. Each such statement is qualified in all respects by such reference.

FINANCIAL STATEMENTS

The Fund is newly formed and has not yet issued financial statements.

THE GREEN CENTURY INTERNATIONAL INDEX FUND (THE “FUND”) IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS DIRECT OR INDIRECT INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI OR ITS LICENSORS. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY GREEN CENTURY CAPITAL MANAGEMENT. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION

WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of the International Index Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

APPENDIX A – GREEN CENTURY CAPITAL MANAGEMENT PROXY VOTING POLICIES AND PROCEDURES

Introduction

Green Century Capital Management, Inc. (Green Century), as the investment adviser, is responsible for voting the proxies for securities held by the Green Century Balanced Fund (the Balanced Fund), the Green Century Equity Fund (the Equity Fund), the Green Century MSCI International Index Fund (the International Index Fund) and for any other series of the Green Century Funds for which it serves as the adviser (the Funds and each a Fund). Green Century has performed this duty for the Balanced Fund since the inception of the Balanced Fund. Green Century has performed this duty for the Equity Fund since it became the Equity Fund’s adviser on November 28, 2006. Green Century will perform this duty for the International Index Fund as of its inception.

In considering each proxy vote, Green Century weighs first and foremost the best interests of the Funds and the best interests of the Funds’ shareholders. Green Century’s policy is to ensure that all of the Funds’ proxies are at all times voted in the best interest of the Funds and their shareholders. The Green Century Capital Management, Inc. Proxy Voting Policies and Procedures (the Policies and Procedures) that follow are designed to protect the best interests of the Funds and their shareholders. Green Century is guided by these policies in making proxy voting decisions.

These policies do not discuss every issue on which a Fund may be asked to vote, and there may be occasions when Green Century believes that a vote that does not adhere strictly to these policies is in the best interests of a Fund and a Fund’s shareholders. In these cases, Green Century will vote a Fund’s shares in accordance with its view of the best interests of a Fund’s shareholders.

Policies for the Green Century Balanced Fund, the Green Century Equity Fund and the Green Century International Index Fund:

Environmental Issues

Green Century believes that environmental issues are the most critical issues facing our nation and our world in the twenty-first century. Environmentally destructive practices and policies are not just bad for the planet – they can also create significant risks and disadvantages for companies. Green Century will, on behalf of each Fund, vote proxies in favor of resolutions that encourage improved environmental performance and more sustainable business practices. In addition to voting a Fund’s proxies in support of environmental protection, Green Century conducts shareholder advocacy campaigns to promote corporate environmental responsibility.

Below are the primary environmental issues that are frequently raised in shareholder resolutions and a discussion of how Green Century will vote on these issues on behalf of each Fund.

Energy and Natural Resource Conservation

America’s prosperity has resulted largely from the extraordinary abundance of water, wood, oil, and other natural resources our country enjoys. But the enormous environmental cost of extracting and consuming these resources can be measured in increasing carbon emissions, rising temperatures, scarred landscapes, and overflowing garbage dumps. Our breakneck rate of consumption has earned us the moniker “the throwaway society;” it has also contributed to the climate crisis where dangerous heat waves, shrinking snow pack and increased drought now demand immediate action.

Green Century advocates for the sustainable use of our natural resources. We call for the development of clean, renewable energy. We support conservation and efficiency, reuse and recycling, and other policies to ensure quality of life not just for ourselves, but for generations to come. We support increased disclosure and transparency of a company’s environmental impacts and support policies that encourage the reduction of these impacts.

Green Century will encourage the conservation of our natural resources by voting each Fund’s proxies as described below. When given the opportunity to vote on other conservation-related issues, Green Century will vote to support resource conservation.

Climate Change: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on its contribution to global warming and disclose information on the environmental and financial risks of climate change, as well as resolutions requesting that a company take action to reduce its impact on the global climate and mitigate associated risks.

Renewable Energy and Energy Efficiency: Green Century will vote each Fund’s proxies to support resolutions encouraging a company to increase its investments in renewable energy and energy efficiency.

Product Responsibility and Safety: Shareholders have asked companies to take responsibility for the impact of their products throughout their lifecycle, including addressing the environmental impact, ensuring product safety, reducing the toxic substances used to make products, and assisting in and promoting the recycling of products. Green Century will vote each Fund’s proxies to support resolutions in these areas.

Use of Recycled Materials: Green Century will vote each Fund’s proxies to support resolutions that request a greater use of recycled content in a company’s products, and the greater use of recycled paper overall.

Public Health

Clean air, clean water and safe food are the most basic necessities of a healthy life. Yet, from “The Jungle” of Upton Sinclair to the 2010 oil well blowout in the Gulf of Mexico, corporations and the government have a long track record of gambling with the public’s health.

Green Century supports action to protect the public from threats to the purity of our air, water and food, including the elimination of dangerous chemicals and practices and the cleanup of areas that have been contaminated with dangerous pollutants. Green Century also pressures industry to find safer ways of doing business in order to prevent future pollution.

Green Century will promote public and environmental health protections by voting each Fund’s proxies as described below. When given the opportunity to vote on other public or environmental health issues, Green Century will vote to support those protections.

Chemical Safety: Shareholders have asked companies to take a variety of actions relating to toxic and potentially toxic chemicals. These actions include phasing out or eliminating, where appropriate, use of the chemicals, reporting on the availability of alternatives, or reporting on the business risk from liability or changed regulations. Green Century will support these and similar resolutions.

Toxic Waste Sites: Green Century will vote each Fund’s proxies to support resolutions that encourage a company to report on areas that it has contaminated with toxic waste, including Superfund sites and brownfields, and to take responsibility for cleaning up those sites.

Environmental Hazards to Communities: Green Century will support resolutions asking companies to disclose the use of substances that pose an environmental health or safety risk to communities in which they operate.

PVC Plastics: Polyvinyl chloride (PVC) plastics have been linked to cancer and other debilitating illnesses. Green Century will vote each Fund’s proxies to support resolutions that seek the elimination of the use of PVC.

Mercury: Green Century will vote each Fund’s proxies to support resolutions that seek the elimination of the use of mercury in consumer and medical products.

Genetically Engineered (GE) Foods: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on and reduce its use of GE ingredients, as well as resolutions asking for the labeling of such foods.

Animal Welfare: Green Century will support resolutions asking restaurants and other corporations to adopt animal welfare standards for their operations worldwide, and to report these standards to shareholders.

Preservation Issues

The natural environment is the ecological bedrock on which all life depends. Yet from the extinction of species to the vanishing wilderness, the pursuit of short-term gain has come at a terrible cost to our natural heritage. Green Century supports the preservation of our environment – for its own sake, for its ecological value, and for the inspiration and wonder it provides for the world’s people. Green Century supports the protection of natural ecosystems, large and small, around the world, as well as the endangered and threatened species that need them to survive.

Green Century will help to preserve our environment by voting each Fund’s proxies as described below. When given the opportunity to vote on other preservation issues, Green Century will vote to support the preservation of our wilderness and public lands.

Sensitive ecosystems and other wilderness areas: Green Century will vote each Fund’s proxies to support resolutions asking a company to reduce its negative environmental impacts and/or not to conduct destructive operations, such as oil drilling or mining, in these areas.

Responsible Forestry: Green Century will vote each Fund’s proxies to support resolutions that promote sustainable forest management practices.

Sprawl and Open Space: Green Century will vote each Fund’s proxies to support resolutions that demand that a company not unnecessarily destroy or develop open spaces and wilderness areas.

Water Use: Green Century will support resolutions requesting companies to report on the business risks associated with their use of water, and steps taken to mitigate the impact on water supplies of communities near company operations.

Tobacco Issues

The tobacco industry has created an environmental and public health disaster. Millions of people die each year from tobacco-related illnesses. Green Century believes that the industry must take responsibility for the production, marketing, and distribution of its products so that consumers, especially children and non-smokers, are not harmed.

Green Century will help to bring about this change by voting each Fund’s proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will vote to support responsible tobacco industry policies.

Green Century will, on behalf of each Fund, support resolutions which aim to limit or eliminate tobacco sales, use and advertising.

Sales to Minors: Green Century will vote each Fund’s proxies to support resolutions that call on retailers to stop selling cigarettes and resolutions that ask retailers to ensure that they are not selling tobacco products to minors.

Smoke-Free Policies: Green Century will vote each Fund’s proxies to support resolutions that encourage restaurants and other businesses to adopt smoke-free policies.

Tobacco Advertising: Green Century will vote each Fund’s proxies to support resolutions that request that media companies report on the effects of tobacco advertising and that encourage restrictions on such advertising.

Corporate Governance Issues

When corporations are not controlled by a strong system of democratic corporate governance, they are then able to ignore the best interests of their shareholders. This betrayal of shareholders’ best interests harms not only the shareholders but also other stakeholders such as the company’s employees, the general public, and the environment.

Green Century believes that a strong system of democratic corporate governance is necessary to protect investors and other stakeholders from corporate mismanagement and malfeasance.

Green Century will help to bring about needed reforms by voting each Fund’s proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will vote to support corporate responsibility and shareholder democracy.

General

Management Compensation and Environmental and Social Performance: Green Century will vote each Fund’s proxies to support resolutions that request reports on the link between executive compensation and a company’s record on environmental and social issues.

Director and Executive Compensation: Green Century will vote each Fund’s proxies to support resolutions that request a report on director and executive compensation, as well as resolutions that would require policies to restrict compensation to reasonable levels. Green Century will also vote in favor of “say on pay” resolutions for compensation packages that are sustainable and equitable.

Auditor Independence: Green Century believes that auditors who provide non-audit-related services, other than tax services, to a company could have a conflict of interest. Therefore, Green Century will vote each Fund’s proxies to support the appointment of a company’s auditor only if the auditor did not receive any non-audit-related fees, excluding tax services fees, from the company in the previous two years. Also, Green Century will vote each Fund’s proxies to support resolutions that encourage companies to have only audit-related services and tax services provided by the company’s auditor.

In-Person Annual Meetings: Some companies are replacing in-person annual meetings with meetings held via the Internet. Green Century believes that this practice limits shareholder democracy; thus, Green Century will vote each Fund’s proxies to support resolutions asking companies to commit to continuing to hold in-person annual meetings.

Political Contributions: Green Century will vote each Fund’s proxies to support resolutions encouraging a company to cease contributing to political parties or partisan activities. Green Century will also vote each Fund’s proxies to support resolutions encouraging boards of directors to establish corporate political contributions guidelines and reporting provisions, and to produce reports detailing the use of corporate resources for political purposes. Green Century will also support proposals advancing principles of corporate nonpartisanship.

Supermajority Voting: Green Century will oppose proposals that require supermajority voting, or require a level of voting approval in excess of a simple majority. Green Century will support proposals that decrease a mandatory level of support for proposals unless the decrease is to a level below that of a simple majority.

Mergers and Acquisitions: Green Century will oppose the merger of a company into a company held by a Fund if the company to be merged would not meet a Fund’s criteria for environmental or social responsibility. Green Century will also oppose the acquisition of a company if that company would not meet a Fund’s criteria for environmental or social responsibility.

Boards of Directors

Green Century will, on behalf of each Fund, support resolutions designed to enhance the independence and diversity of boards of directors and, where possible, to encourage concern for corporate environmental responsibility among the members of a board of directors.

Candidates for Director: Green Century will vote each Fund’s proxies to support the slate of directors if at least one of the candidates, to the best of Green Century’s knowledge, has a demonstrated commitment to the environment. Green Century will support resolutions that call for the separation of the Chairperson of the board position from the Chief Executive Officer of the company position.

Staggered or Classified Boards: Some companies stagger the terms of their directors; thus, all directors are not up for election each year. Green Century believes this practice limits opportunities for shareholder democracy; thus Green Century will vote each Fund’s proxies to support resolutions that would eliminate staggered boards.

Cumulative Voting: This practice allows shareholders to cast all of their director votes for one candidate. Green Century believes cumulative voting aids in the election of independent directors to a company’s board. Thus, Green Century will vote each Fund’s proxies to support resolutions to allow cumulative voting.

Majority Voting: Most U.S. corporations elect their directors based on a plurality vote standard. Under this standard, a director could be elected, even if 99.9% of shareholders withheld their vote. Green Century will support resolutions asking that boards of directors amend the Company’s governance documents (certificate of incorporation or bylaws) to require that directors be elected by a majority of votes cast at the annual meeting.

Independent Boards: Green Century will vote each Fund’s proxies to support resolutions that require a majority or more of a company’s directors be independent of the company.

Independence of Committees: Green Century will vote each Fund’s proxies to support resolutions that require that audit, compensation, and nominating committees of directors be filled exclusively with independent directors.

Diversity of Board: Green Century will vote each Fund’s proxies to support resolutions encouraging companies to adopt policies to promote a diverse slate of board of directors’ candidates.

Corporate Structure

Employee Stock Ownership Plans (ESOP’s): Green Century will vote each Fund’s proxies to support resolutions to create and maintain these plans as a means of fostering employee ownership if at least 90% of the company’s employees are eligible to participate in such plans.

Stock Option Plans: Green Century will vote each Fund’s proxies to support stock option plans only if at least 90% of the company’s employees are eligible to receive the options granted under the plan.

Stock Issuance: Green Century will vote each Fund’s proxies to support the issuance of stock of a company unless Green Century has reason to believe that the issuance of stock is not in the best interest of the company’s shareholders.

Reporting and Disclosure of Information Issues

Public disclosure of information is fundamental to democracy and the country’s financial system. Investors who are armed with accurate and complete information about a company can hold that company accountable for its performance. Unfortunately, all too often companies do not disclose significant risks that their business faces, especially when these risks concern environmental and social issues.

Green Century believes that investors and the general public are entitled to information relating to a company’s performance in all areas, including environmental and social impacts of a company’s operations. Green Century supports further regulatory action to require that public companies disclose risks relating to environmental, social and governance issues.

Green Century will support greater disclosure by voting each Fund’s proxies as described below. When given the opportunity to vote on other issues in this area, Green Century will choose to vote to support the disclosure of information unless Green Century believes that such disclosure may not be in the best interest of the company’s shareholders.

Environmental Reports: Green Century will vote each Fund’s proxies to support resolutions requesting that a company disclose information on the company’s practices, programs or risks related to the environment.

Sustainability Reports: Green Century will support proposals asking companies to produce a sustainability/corporate social responsibility report.

Standards of Conduct: Green Century will vote each Fund’s proxies to support resolutions that request that a company report on and develop policies to regulate its conduct overseas, especially regarding its environmental impact.

Standards for Vendors: Green Century will vote each Fund’s proxies to support resolutions that request that a company report on and develop policies to regulate the conduct of its vendors, suppliers, and contractors overseas, especially regarding its environmental impact.

Natural Resource Extraction in Developing Countries: Green Century will vote each Fund’s proxies to support resolutions that request a report on the impact of natural resource development on the environment and on indigenous populations.

CERES Principles: Green Century will vote each Fund’s proxies to support resolutions asking a company to adopt the CERES Principles.

Fair Lending Practices: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on the potential results of adopting fair lending practices, including prohibitions on redlining and on predatory or discriminatory lending.

Excessive Drug Prices: Green Century will vote each Fund’s proxies to support resolutions requesting that a company report on policies that would ensure that consumers are charged a reasonable price for prescriptions medications.

Equal Employment and Affirmative Action Reports: Green Century will vote each Fund’s proxies to support resolutions that request a report on issues relating to equal employment opportunity and affirmative action programs.

Discrimination based on Sexual Orientation: Green Century will vote each Fund’s proxies to support resolutions that request that a company report on its reasons for not adopting policies to prohibit discrimination based on sexual orientation.

Pay Equity: Green Century will vote each Fund’s proxies to support resolutions requesting that a company disclose pay comparisons between its women and minority employees and other employees.

Political contributions: Green Century will support proposals that call on the company to disclose, or improve disclosure of its lobbying and political contributions, including payments to trade associations and other tax exempt organizations.

Other and Miscellaneous Issues

Green Century will vote each Fund’s proxies on a case-by-case basis on any other issues that may arise for which a policy has not been specified.

Conflict of Interest Policies and Procedures

Where voting on a particular issue on behalf of a Fund may represent a material conflict between the interests of the Fund and the interests of Green Century, Green Century will provide full disclosure, prior to voting the proxy in question, to a committee of the Board which shall be comprised solely of independent Trustees. The disclosure will include an explanation of the issue, the potential conflict involved, and Green Century’s proposed resolution of that conflict. The committee of the Board has the authority to approve or change Green Century’s proposed vote on the proxy issue in question. In following these procedures, Green Century’s goal is to vote at all times in accordance with the best interests of each Fund and its shareholders.

Proxy Voting Procedures

Green Century has established procedures to ensure that its proxy votes on behalf of each Fund are based on the best available knowledge and careful consideration of the best interests of the Funds. Before voting a proxy, Green Century staff conduct a review of the proxy materials, weighing the views of management and any opposing views that are presented. The Green Century staff then recommend a voting position on each issue in the proxy; in making recommendations, the Green Century staff are guided by the Policies and Procedures and strive to make each vote in accordance with them, unless such a vote would not be in the best interests of a Fund. A Green Century corporate officer reviews all recommendations, makes final determinations on each Fund’s votes, and authorizes votes on all voted proxy documents.

Disclosure of Proxy Voting Policies and Procedures

As representatives of the Funds, each member of the Board of Trustees is entitled to request a copy, without charge, of the Policies and Procedures from Green Century at any time. Members of the Board of Trustees may do so by sending a written request to 114 State Street, Suite 200, Boston, MA 02109; an email request to info@greencentury.com; or a telephone request by calling 1-800-93-GREEN.

The Funds’ shareholders and others may obtain a description of Green Century’s Policies and Procedures without charge through any of the above-listed methods, as well as access this information at the Green Century Funds’ website, www.greencentury.com. Green Century will mail a description of the Policies and Procedures via first class mail no later than three business days following receipt of the request. All of each Fund’s Semi-Annual and Annual Reports have and will include disclosure notifying shareholders that they may obtain Green Century Policies and Procedures through these methods. Also, the Policies and Procedures are attached to each Fund’s Statement of Additional Information.

Disclosure of Proxy Votes

As representatives of the Funds, each member of the Board of Trustees is entitled to at any time request a copy, without charge, of a record of how Green Century voted proxies on behalf of a Fund. Members of the Board of Trustees may do so by sending a written request to 114 State Street, Suite 200, Boston, MA 02109; an email request to info@greencentury.com; or a telephone request by calling 1-800-93-GREEN.

The Funds’ shareholders and others may obtain a copy of a Fund’s proxy voting record without charge through any of the above-listed methods, as well as access this information at the Green Century Funds’ website, www.greencentury.com. Green Century will mail a copy of the proxy voting record via first class mail no later than three business days following receipt of the request. Green Century posts the information included in Form N-PX to the Green Century Funds’ website on the same day that it files Form N-PX with the SEC. All Semi-Annual and Annual Reports of each Fund have and will include disclosure notifying shareholders that they may obtain a Fund’s proxy voting record for the previous year through these methods. Also, each Fund’s Statement of Additional Information includes this disclosure.

By each August 31st, Green Century files Form N-PX on each Fund’s behalf, disclosing information relating to any securities for which a Fund was entitled to vote during the one-year period ended the previous June 30. A Fund’s Form N-PX includes information on the Fund’s votes during the period covered, including the company’s name, its ticker symbol, its CUSIP number, the meeting date, the issue voted on, whether the issue was proposed by management or a shareholder, whether the Fund voted, how the Fund voted, and whether the Fund voted with or against management.

Recordkeeping Procedures

Green Century keeps and maintains the following records regarding its proxy voting on behalf of each Fund: Green Century’s Policies and Procedures; records of votes Green Century cast on behalf of a Fund; records of requests from members of the Board of Trustees (and shareholders of the Funds) for the Policies and Procedures and/or proxy voting information and, in the case of requests for the proxy voting record, records of Green Century’s response; and any documents created by Green Century that were material to making a proxy voting decision, or that document the basis for the decision. These records are kept in Green Century’s office. Green Century keeps these records in its office for at least two years after the end of the fiscal year in which the record was last revised or updated.

For more Information, contact Green Century at 1-800-93-GREEN, or email info@greencentury.com.

PART C

OTHER INFORMATION

Item 28	Exhibits:

a-1	Amended and Restated Declaration of Trust as of March 15, 2006. (Incorporated by reference to Exhibit a-5 of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A)

a-2	Amendment dated January 18, 2008 to the Amended and Restated Declaration of Trust as of March 15, 2006 (Incorporated by reference to Exhibit a-2 of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A)

b-1	Amended and Restated By-Laws of the Trust as of September 28, 2007 (Incorporated by reference to Exhibit b-1 of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A)

c.	None.

d-1	Investment Advisory Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A)

d-2	Investment Subadvisory Agreement with respect to the Green Century Balanced Fund between Green Century Capital Management and Trillium Asset Management Corporation. (Incorporated by reference to Exhibit d-3 of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A)

d-3	First Amendment to Investment Advisory Agreement between the Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit d-4 of Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A)

d-4	Investment Advisory Agreement with respect to the Green Century Equity Fund between Green Century Capital Management, Inc. and Green Century Funds. (Incorporated by reference to Exhibit d-5 of Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A)

d-5	Subadvisory Agreement with Northern Trust Investments, N.A. (Incorporated by reference to Exhibit d-5 of Post-Effective Amendment No. 29 to Registrant’s Registration Statement on Form N-1A)

e-1	Amended and Restated Distribution Agreement between the Registrant and UMB Distribution Services, LLC (the “Distribution Agreement”) (Incorporated by reference to Exhibit e-6 of Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A)

e-2	Form of Dealer Agreement. (Incorporated by reference to Exhibit e-5 of Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A)

f.	None.

g-1	Custody Agreement between Registrant, Green Century Capital Management, Inc. and UMB Bank, n.a. (Incorporated by reference to Exhibit g-1 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

g-2	Custodian Agreement between Registrant, Green Century Capital Management, Inc. and Investors Bank & Trust Company (now known as State Street Bank and Trust Company). (Incorporated by reference to Exhibit g-4 of Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A)

g-3	Supplemental Agreement for Custody Relationships (Incorporated by reference to Exhibit g-2 of Post-Effective Amendment No. 26 to the Registrant’s Registration Statement on Form N-1A)

g-4	Amended Fee Schedule to the Custodian Agreement (Incorporated by reference to Exhibit g-3 of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A)

g-5	Amendment Agreement to the Custodian Agreement (Incorporated by reference to Exhibit g-4 of Post-Effective Amendment No. 32 to Registrant’s Registration Statement on Form N-1A)

h-1	Transfer Agency Services Agreement among Registrant, Green Century Capital Management, Inc. and Atlantic Shareholder Services, LLC (Incorporated by reference to Exhibit h-1 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

h-2	Sub-administration and Fund Accounting Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc. (Incorporated by reference to Exhibit h-2 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

h-3	Second Amended and Restated Servicing Agreement between Green Century Capital Management, Inc. and UMB Distribution Services, LLC (Incorporated by reference to Exhibit h-3 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

h-4	Amended and Restated Administrative Services Agreement between Registrant and Green Century Capital Management, Inc. (Incorporated by reference to Exhibit 9(a) of Post-Effective Amendment No. 11 to Registrant’s Registration Statement on Form N-1A)

h-5	First Amendment to Administrative Services Agreement dated October 8, 2001. (Incorporated by reference to Exhibit h-5 of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A)

h-6	Sub-Administrative Services Agreement between Green Century Capital Management, Inc. and UMB Fund Services, Inc. (Incorporated by reference to Exhibit h-6 of Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A)

h-7	Second Amendment to Administrative Services Agreement dated August 3, 2006. (Incorporated by Reference to Exhibit h-8 of Post-Effective Amendment No.23 to Registrant’s Registration Statement on Form N-1A)

h-8	Third Amendment to Administrative Services Agreement dated August 24, 2006. (Incorporated by Reference to Exhibit h-9 of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A)

h-9	Fourth Amendment to Administrative Services Agreement dated November 28, 2011. (Incorporated by reference to Exhibit h-8 of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A)

i-1	Opinion of Bingham Dana LLP counsel for Registrant (Incorporated by reference to Exhibit i of Post-Effective Amendment No. 15 to Registrant’s Registration Statement on Form N-1A)

i-2	Opinion of Morgan Lewis & Bockius LLP with regard to Green Century MSCI International Index Fund, to be filed by amendment

j.	Reserved.

k.	None.

l.	Investment representation letters of initial shareholder. (Incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A)

m.	Amended and Restated Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the “1940 Act”). (Incorporated by reference to Exhibit 15(b) of Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A)

n.	None.

p-1	Amended and Restated Code of Ethics for Green Century Funds. (Incorporated by reference to Exhibit p-10 of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A)

p-2	Amended Code of Ethics for Green Century Capital Management, Inc.

p-3	Code of Ethics for Trillium Asset Management, LLC (Incorporated by reference to Exhibit p-3 of Post-Effective Amendment No. 39 to Registrant’s Registration Statement on Form N-1A)

p-5	Amended and Restated Code of Ethics of UMB Distribution Services, LLC (Incorporated by reference to Exhibit p-6 of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A)

p-6	Code of Ethics for Northern Trust Investments, Inc.

q-1	Powers of Attorney with respect to The Green Century Funds (Jonathan Darnell, Daniel S. Kern, Peter D. Kinder, Laurie Moskowitz, Bancroft R. Poor, James H. Starr, Wendy Wendlandt, Douglas Phelps, Mary Raftery)

Item 29.	Persons Controlled by or Under Common Control with the Trust.

Registrant neither controls any person nor is under common control with any other person.

Item 30.	Indemnification.

Reference is made to Article V of the Trust’s Amended and Restated Declaration of Trust, filed as Exhibit a-1 to this Registration Statement.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the Trust’s Declaration of Trust, or otherwise, the Trust has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Pursuant to the Distribution Agreement, the Trust shall indemnify, defend and hold the Distributor, and each of its present or former directors, members, officers, employees, representatives and any person who controls or previously controlled the Distributor within the meaning of Section 15 of the 1933 Act (“Distributor Affiliates”), free and harmless from and against any and all losses, claims, demands, liabilities, damages and expenses (including the costs of investigating or defending any alleged losses, claims, demands, liabilities, damages or expenses and any counsel fees incurred in connection therewith) which Distributor or Distributor Affiliates may incur, arising out of or based upon any breach by the Trust of any representation, warranty or covenant in the Distribution Agreement, or any untrue statement, or alleged untrue statement, of a material fact contained in the registration statement or any prospectus, as from time to time amended or supplemented, or an annual or interim report to shareholders, or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Trust’s obligation to indemnify Distributor and/or Distributor Affiliates shall not be deemed to cover any losses, claims, demands, liabilities, damages or expenses arising out of any untrue statement or alleged untrue statement or omission or alleged omission made in the registration statement, prospectus, or annual or interim report in reliance upon and in conformity with information relating to the Distributor and furnished to the Trust or its counsel by Distributor for the purpose of, and used in, the preparation thereof; and provided further that the Trust’s agreement to indemnify Distributor and/or Distributor Affiliates shall not be deemed to cover any liability to the Trust or its shareholders to which Distributor would otherwise be subject by reason of its willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties, under the Distribution Agreement. The Trust’s agreement to indemnify the Distributor and/or Distributor Affiliates, as the case may be, with respect to any action, is expressly conditioned upon the Trust being notified of such action brought against Distributor, or the Distributor Affiliates, within a reasonable time after the summons or other first legal process giving information of the nature of the claim shall have been served upon the Distributor, or such person, such notification to be given by letter or by telegram addressed to the Trust’s President, but the failure so to notify the Trust of any such action shall not relieve the Trust from any liability which the Trust may have to the person against whom such action is brought by reason of any such untrue, or alleged untrue, statement or omission, or alleged omission, otherwise than on account of the this indemnity agreement.

Item 31.	Business and Other Connections of Investment Adviser and Investment Subadviser.

Reference is made to the Form ADV (File No. 801-39630) of Green Century Capital Management, Inc. last filed with the SEC on September 16, 2015, the Form ADV (File No. 801-17958) of Trillium Asset Management LLC last filed with the SEC on July 7, 2015 and the Form ADV (File No. 801-33358) of Northern Trust Investments, Incorporated last filed with the SEC on March 30, 2016. The information required by Item 31 hereof is included in Schedule D of the respective Form ADV and such information is incorporated herein by reference.

Item 32.	Principal Underwriters.

(a) UMB Distribution Services, LLC currently serves as distributor of the shares of: Aspiriant Trust, Stewart Capital Mutual Funds, The Marsico Investment Fund, Scout Funds, The Westport Funds, Vericimetry Funds, FPA Funds Trust, FPA Capital Fund, Inc., FPA New Income Fund, Inc., FPA Paramount Fund, Inc. and FPA U.S. Value Fund, Inc.

(b) To the best of Registrant’s knowledge, the officers of UMB Distribution Services, LLC, distributor for Registrant, are as follows:

Name and Principal Business Address	Positions and Offices with UMB Distribution Services, LLC.	Positions and Offices with Registrant

Maureen A. Quill 235 West Galena Street Milwaukee, WI 53212	President	None

Karen Fay Luedtke 235 West Galena Street Milwaukee, WI 53212	Chief Compliance Officer	None

Constance Dye Shannon 235 West Galena Street Milwaukee, WI 53212	Secretary	None

Christine L. Mortensen 235 West Galena Street Milwaukee, WI 53212	Treasurer	None

Item 33.	Location of Accounts and Records.

All accounts, books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of the Registrant, at Registrant’s business office, except (1) records held and maintained by Fileline Access, 1 Cornell Place, Wilmington, MA 01887, relating to its function as third party records storage provider; (2) records held and maintained by UMB Bank, n.a., 928 Grand Blvd, Kansas City, MO 64106, relating to its function as custodian; (3) records held and maintained by UMB Fund Services, Inc., 235 West Galena Street, Milwaukee, Wisconsin, 53212, relating to its function as sub-administrator; (4) records held and maintained by UMB Distribution Services, LLC, 235 West Galena Street, Milwaukee, Wisconsin 53212, relating to its role as distributor; and (5) records held and maintained by Atlantic Shareholder Services, LLC, Three Canal Plaza, Portland, ME 04101, relating to its function as transfer agent.

Item 34.	Management Services.

All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35.	Undertakings.

(a)	The Registrant undertakes to comply with Section 16(c) of the 1940 Act as though such provisions of the 1940 Act were applicable to the Registrant except that the request referred to in the third full paragraph thereof may only be made by 10% of the outstanding shares of the Registrant, regardless of the net asset value or value of shares held by such requesting shareholders.

(b)	If the information called for by Item 5(a) of Form N-1A is contained in the latest annual report to shareholders, the Registrant shall furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the “1933 Act”) and the Investment Company Act of 1940, the Registrant has duly caused this Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the of City of Boston and the Commonwealth of Massachusetts on the 1st day of July, 2016.

GREEN CENTURY FUNDS, on behalf of its series
Green Century MSCI International Index Fund

By:	/s/ Kristina A. Curtis
Kristina A. Curtis
President

Pursuant to the requirements of the 1933 Act, this Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated on July 1, 2016.

Signature	Title

/s/ James H. Starr* James H. Starr	Independent Chairperson and Trustee

/s/ Kristina A. Curtis Kristina A. Curtis	President and Chief Executive Officer

/s/ Jonathan Darnell* Jonathan Darnell	Trustee

/s/ Daniel Kern* Daniel Kern	Trustee

/s/ Peter Kinder* Peter Kinder	Trustee

Signature	Title

/s/ Laurie Moskowitz* Laurie Moskowitz	Trustee

/s/ Bancroft R. Poor* Bancroft R. Poor	Trustee

/s/ Mary Raftery* Mary Raftery	Trustee

/s/ Wendy Wendlandt* Wendy Wendlandt	Trustee

/s/ Douglas H. Phelps* Douglas H. Phelps	Trustee

*By:	/s/ Kristina A. Curtis
Kristina A. Curtis
Attorney-in-fact

*	Pursuant to Power of Attorney filed herewith.